UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09255

Wells Fargo Variable Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: December 31

Registrant is making a filing for 6 of its series:

Wells Fargo VT Discovery Fund, Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT International Equity Fund, Wells Fargo VT Omega Growth Fund, Wells Fargo VT Opportunity Fund, and the Wells Fargo VT Small Cap Growth Fund.

Date of reporting period: December 31, 2020

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
December 31, 2020
Wells Fargo VT Discovery Fund

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The views expressed and any forward-looking statements are as of December 31, 2020, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo VT Discovery Fund  |  1

Letter to shareholders (unaudited)
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo VT Discovery Fund for the 12-month period that ended December 31, 2020. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks fared well overall, benefiting from strong central bank support. Bonds generally had modestly positive returns, providing some measure of diversification during turbulent market stretches.
For the 12-month period, equities had solid returns, more than making up for intense volatility in March. Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index1, gained 18.40%. International stocks, as measured by the MSCI ACWI ex USA Index (Net)2, returned 10.65%, while the MSCI EM Index (Net)3 had stronger performance, with a 18.31% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 7.51%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged)5 gained 10.11%, and the Bloomberg Barclays Municipal Bond Index6 returned 5.21% while the ICE BofA U.S. High Yield Index7 returned 6.17%.
The mood changed soon after the year began.
A year-end 2019 rally continued in early January 2020. However, market volatility spiked in late January on concerns over the potential impact of COVID-19 on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled.
Fears over the spread of COVID-19 and its impact on global growth led to a sharp downturn by late February. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of crude oil to plummet.
Andrew Owen
President
Wells Fargo Funds
“Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo VT Discovery Fund

Letter to shareholders (unaudited)
The global spread of COVID-19 led country after country to clamp down on social- and business-related activity in order to contain the virus. This sent economies into a deep contraction. Central banks responded by slashing interest rates and expanding quantitative easing programs to restore liquidity and market confidence. The U.S. Federal Reserve (Fed) launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled, ending the longest bull stock market in U.S. history.
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.
By June, economies reopened and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the July expiration of the $600 weekly bonus unemployment benefit. Relatively strong second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.

Wells Fargo VT Discovery Fund  |  3

Letter to shareholders (unaudited)
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-260-5969.

4  |  Wells Fargo VT Discovery Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Manager
Wells Fargo Funds Management, LLC
Subadviser
Wells Capital Management Incorporated
Portfolio managers
Michael T. Smith, CFA®‡
Christopher J. Warner, CFA®‡
Average annual total returns (%) as of December 31, 2020
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class 2	5-8-1992	62.65	23.91	17.25	1.17	1.16
Russell 2500™ Growth Index[3]	–	40.47	18.68	15.00	–	–
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Shares are sold without a front-end sales charge or a contingent deferred sales charge.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.
Please see footnotes on page 7.

6  |  Wells Fargo VT Discovery Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of December 31, 2020[4]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
[1]	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through April 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.15% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.
[3]	The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
[4]	The chart compares the performance of the Class 2 shares for the most recent ten years with the Russell 2500TM Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
[5]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
[6]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Wells Fargo VT Discovery Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Russell 2500TM Growth Index, for the 12-month period that ended December 31, 2020.
■	Stock selection in the health care and consumer discretionary sectors contributed to the Fund’s results.
■	Select holdings in the consumer staples sector hindered performance.
A global pandemic triggered a massive policy response and remarkable health care innovations.
Over the past year, global economies shifted from long-toothed bull markets to rapid recessions, spurred by a global pandemic and shelter-at-home orders. Central banks and governments rallied quickly to prevent a possible depression by proposing massive stimulus packages. Within the United States, the Federal Reserve took extraordinary measures to provide liquidity. Optimism grew among equity investors as consumers reestablished confidence and progress was made toward therapeutic treatments for the coronavirus. As 2020 came to a close, markets rallied on the speed and efficacy of a COVID-19 vaccine and prospects of further reopening of the economy.
Despite the heightened volatility, we have not significantly repositioned the Fund. Our investment process has long focused on companies harnessing technology to create superior growth. The Fund remains positioned toward companies that we believe are on the right side of change. As a result, along with strong stock selection, our portfolios were well positioned for the market environment in 2020.
Stock selection in the health care and consumer discretionary sectors contributed to performance relative to the index.
IRhythm Technologies, Incorporated, was a standout health care performer. IRhythm is a medical device manufacturer that has developed a next-generation device for patients with heart irregularities. The company's monitor, called Zio, digitally monitors a patient's heart rate for 7 to 14 days and continuously reports data back to a doctor. The ease and long duration of use increase the likelihood that iRythm’s device identifies a heart issue before it causes problems for the patient. This innovation, superior to the current standard of care, the Holter monitor, is bringing new technology to the large addressable market of cardiology.
Within consumer discretionary, MercadoLibre, Incorporated, contributed to performance. MercadoLibre is the dominant Latin American e-commerce provider, where e-commerce penetration rates are accelerating but remain far below that of developed countries. The company also owns MercadoPago, a digital payment application that has been fueling strong growth and is now the leading online payment solution in Latin America. In addition to growth in the core e-commerce marketplace, we believe MercadoPago will significantly contribute to earnings going forward.
Stock selection within consumer staples detracted from relative performance.
Within consumer staples, shares of foodservice distributor US Foods Holding Corporation were negatively affected by the global pandemic. State and local governments initially closed and later restricted capacity at dine-in restaurants in an effort to mitigate the impact of the coronavirus. As a result, diminished demand from restaurants, hospitals, and hotels weighed on the shares for most of the year. Similarly, these restrictions hurt shares of Lamb Weston Holdings, Incorporated, a leading provider of frozen potatoes and appetizers to global fast-food and dine-in restaurants. As the effects of the pandemic resounded globally for much of the year, there was uncertainty as to when demand would return to pre-pandemic levels. As a result, we executed our sell discipline and exited both positions.
Ten largest holdings (%) as of December 31, 2020[5]
MercadoLibre Incorporated	3.01
StoneCo Limited Class A	2.67
MongoDB Incorporated	2.64
Five9 Incorporated	2.23
Generac Holdings Incorporated	2.16
Align Technology Incorporated	2.05
Chipotle Mexican Grill Incorporated	1.95
Casella Waste Systems Incorporated Class A	1.91
Twilio Incorporated Class A	1.89
Black Knight Incorporated	1.88
Please see footnotes on page 7.

8  |  Wells Fargo VT Discovery Fund

Performance highlights (unaudited)
Sector allocation as of December 31, 2020[6]
While volatility remains high, companies on the right side of change provide resiliency.
2020 ended with enthusiasm for putting the coronavirus behind us, new rounds of economic stimulus, and improving macro conditions. In the short term, this sparked a rotation toward interest-rate-sensitive and cyclical assets. However, it does not alter our long-term view. We believe economic growth will remain slow as the structural forces of debt, demographics, and disruption are here to stay. We continue to emphasize companies on the right side of change. These are dynamic businesses positioned to take advantage of the massive shift around digital transformation. A massive amount of spending is moving online from offline. Growth themes, such as telemedicine, cloud software, digital payments, and e-commerce, will likely continue for the foreseeable future. We are long-term investors focused on opportunities well beyond 2020. As economic growth remains scarce, we expect stocks with superior fundamentals to be rewarded with premium valuations. While we anticipate volatility to persist in 2021, we remain confident that right-side-of-change companies will deliver superior results.
Please see footnotes on page 7.

Wells Fargo VT Discovery Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2020	Ending account value 12-31-2020	Expenses paid during the period[1]	Annualized net expense ratio
Class 2
Actual	$1,000.00	$1,450.34	$6.98	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.44	$5.75	1.13%
1 Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo VT Discovery Fund

Portfolio of investments—December 31, 2020

	Shares	Value
Common stocks: 98.09%
Communication services: 1.95%
Media: 1.95%
IAC/InterActiveCorp †	6,001	1,136,289
Match Group Incorporated †	25,400	3,840,226
		4,976,515
Consumer discretionary: 12.14%
Diversified consumer services: 3.01%
Bright Horizons Family Solutions Incorporated †	22,804	3,944,864
Chegg Incorporated †	41,600	3,757,728
		7,702,592
Hotels, restaurants & leisure: 3.06%
Chipotle Mexican Grill Incorporated †	3,600	4,992,156
Domino's Pizza Incorporated	7,394	2,835,303
		7,827,459
Internet & direct marketing retail: 6.07%
Chewy Incorporated Class A †	36,700	3,298,963
Etsy Incorporated †	25,511	4,538,662
MercadoLibre Incorporated †	4,603	7,711,038
		15,548,663
Financials: 1.67%
Consumer finance: 1.67%
Foley Trasimene Acquisition Corporation †	174,900	2,640,990
LendingTree Incorporated †	6,000	1,642,740
		4,283,730
Health care: 33.43%
Biotechnology: 9.24%
Black Diamond Therapeutics Incorporated †	24,000	769,200
CRISPR Therapeutics AG †	10,527	1,611,789
Deciphera Pharmaceuticals Incorporated †	19,211	1,096,372
Exact Sciences Corporation †	28,800	3,815,712
Mirati Therapeutics Incorporated †	5,900	1,295,876
Natera Incorporated †	34,423	3,425,777
ORIC Pharmaceuticals Incorporated †«	31,140	1,054,089
Sarepta Therapeutics Incorporated †	14,550	2,480,630
Turning Point Therapeutics Incorporated †	18,537	2,258,733
Twist Bioscience Corporation †	19,610	2,770,697
Zai Lab Limited ADR †	17,812	2,410,676
Zymeworks Incorporated †	14,200	671,092
		23,660,643
Health care equipment & supplies: 11.37%
ABIOMED Incorporated †	8,600	2,788,122
Align Technology Incorporated †	9,800	5,236,924
DexCom Incorporated †	5,700	2,107,404
Haemonetics Corporation †	26,100	3,099,375
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Discovery Fund  |  11

Portfolio of investments—December 31, 2020

	Shares	Value
Health care equipment & supplies (continued)
Inari Medical Incorporated †	46,000	$ 4,015,340
Insulet Corporation †	12,699	3,246,245
iRhythm Technologies Incorporated †	19,811	4,699,367
Shockwave Medical Incorporated †	37,552	3,894,893
		29,087,670
Health care providers & services: 7.73%
Amedisys Incorporated †	12,754	3,741,131
Chemed Corporation	9,000	4,793,490
Guardant Health Incorporated †	29,000	3,737,520
HealthEquity Incorporated †	37,383	2,605,969
Molina Healthcare Incorporated †	13,500	2,871,180
OAK Street Health Incorporated †	33,407	2,043,172
		19,792,462
Health care technology: 1.64%
Veeva Systems Incorporated Class A †	15,405	4,194,011
Life sciences tools & services: 2.08%
Berkeley Lights Incorporated †	23,028	2,058,933
Bio-Rad Laboratories Incorporated Class A †	5,600	3,264,464
		5,323,397
Pharmaceuticals: 1.37%
Catalent Incorporated †	33,600	3,496,752
Industrials: 14.61%
Aerospace & defense: 3.48%
HEICO Corporation	19,100	2,528,840
Mercury Systems Incorporated †	40,400	3,557,624
Teledyne Technologies Incorporated †	7,200	2,822,256
		8,908,720
Building products: 1.48%
Trex Company Incorporated †	45,200	3,784,144
Commercial services & supplies: 3.50%
Casella Waste Systems Incorporated Class A †	79,019	4,895,227
IAA Incorporated †	59,000	3,833,820
Tetra Tech Incorporated	1,981	229,360
		8,958,407
Electrical equipment: 2.16%
Generac Holdings Incorporated †	24,300	5,526,063
Professional services: 1.30%
Clarivate Analytics plc †	111,955	3,326,183
Road & rail: 1.37%
Saia Incorporated †	19,500	3,525,600
Trading companies & distributors: 1.32%
SiteOne Landscape Supply Incorporated †	21,261	3,372,632
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo VT Discovery Fund

Portfolio of investments—December 31, 2020

	Shares	Value
Information technology: 32.92%
Electronic equipment, instruments & components: 0.98%
Novanta Incorporated †	21,200	$ 2,506,264
IT services: 17.79%
Black Knight Incorporated †	54,500	4,815,075
Booz Allen Hamilton Holding Corporation	12,224	1,065,688
EPAM Systems Incorporated †	10,719	3,841,154
Euronet Worldwide Incorporated †	22,193	3,216,210
Globant SA †	20,600	4,482,766
MongoDB Incorporated †	18,800	6,749,952
Square Incorporated Class A †	15,900	3,460,476
StoneCo Limited Class A †	81,619	6,849,466
Twilio Incorporated Class A †	14,298	4,839,873
WEX Incorporated †	17,100	3,480,363
WNS Holdings Limited ADR †	38,100	2,745,105
		45,546,128
Semiconductors & semiconductor equipment: 4.16%
Lattice Semiconductor Corporation †	79,476	3,641,590
MKS Instruments Incorporated	27,300	4,107,285
Universal Display Corporation	12,600	2,895,480
		10,644,355
Software: 9.99%
Avalara Incorporated †	26,800	4,419,052
Bill.com Holdings Incorporated †	23,766	3,244,059
Crowdstrike Holdings Incorporated Class A †	21,200	4,490,584
Elastic NV †	31,000	4,530,030
Five9 Incorporated †	32,718	5,706,019
Unity Software Incorporated †«	20,723	3,180,359
		25,570,103
Real estate: 1.37%
Equity REITs: 1.37%
QTS Realty Trust Incorporated Class A	56,700	3,508,596
Total Common stocks (Cost $132,342,237)		251,071,089

		Yield
Short-term investments: 2.82%
Investment companies: 2.82%
Securities Lending Cash Investments LLC ♠∩∞		0.16%	3,816,800	3,816,800
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	3,400,578	3,400,578
Total Short-term investments (Cost $7,217,378)				7,217,378
Total investments in securities (Cost $139,559,615)	100.91%			258,288,467
Other assets and liabilities, net	(0.91)			(2,334,823)
Total net assets	100.00%			$ 255,953,644

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Discovery Fund  |  13

Portfolio of investments—December 31, 2020
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$4,718,549	$58,497,580	$(59,399,385)	$275	$ (219)	$ 3,816,800		3,816,800	$ 20,198#
Wells Fargo Government Money Market Fund Select Class	1,560,143	40,678,441	(38,838,006)	0	0	3,400,578		3,400,578	11,252
				$275	$(219)	$7,217,378	2.82%		$31,450

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo VT Discovery Fund

Statement of assets and liabilities—December 31, 2020

Assets
Investments in unaffiliated securities (including $3,657,932 of securities loaned), at value (cost $132,342,237)	$ 251,071,089
Investments in affiliated securites, at value (cost $7,217,378)	7,217,378
Receivable for investments sold	1,118,029
Receivable for Fund shares sold	732,129
Receivable for dividends	26,709
Receivable for securities lending income, net	2,050
Prepaid expenses and other assets	3,845
Total assets	260,171,229
Liabilities
Payable upon receipt of securities loaned	3,816,800
Management fee payable	172,578
Payable for Fund shares redeemed	142,188
Distribution fee payable	57,526
Administration fee payable	18,408
Trustees’ fees and expenses payable	3,877
Accrued expenses and other liabilities	6,208
Total liabilities	4,217,585
Total net assets	$255,953,644
Net assets consist of
Paid-in capital	$ 119,462,663
Total distributable earnings	136,490,981
Total net assets	$255,953,644
Computation of net asset value per share
Net assets – Class 2	$ 255,953,644
Share outstanding – Class 2[1]	5,253,003
Net asset value per share – Class 2	$48.73
[1]	The Fund has an unlimited number of authorized shares
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Discovery Fund  |  15

Statement of operations—year ended December 31, 2020

Investment income
Dividends (net of foreign withholdings taxes of $2,768)	$ 350,783
Securities lending income from affiliates, net	29,009
Income from affiliated securities	11,252
Total investment income	391,044
Expenses
Management fee	1,418,034
Administration fee – Class 2	151,257
Distribution fee – Class 2	471,305
Custody and accounting fees	22,294
Professional fees	35,515
Shareholder report expenses	32,161
Trustees’ fees and expenses	19,862
Other fees and expenses	9,425
Total expenses	2,159,853
Less: Fee waivers and/or expense reimbursements
Fund-level	(4,327)
Net expenses	2,155,526
Net investment loss	(1,764,482)
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	17,877,459
Affiliated securities	275
Net realized gains on investments	17,877,734
Net change in unrealized gains (losses) on
Unaffiliated securities	82,373,246
Affiliated securities	(219)
Net change in unrealized gains (losses) on investments	82,373,027
Net realized and unrealized gains (losses) on investments	100,250,761
Net increase in net assets resulting from operations	$ 98,486,279
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo VT Discovery Fund

Statement of changes in net assets

	Year ended December 31, 2020		Year ended December 31, 2019
Operations
Net investment loss		$ (1,764,482)		$ (1,259,354)
Net realized gains on investments		17,877,734		17,351,306
Net change in unrealized gains (losses) on investments		82,373,027		32,290,402
Net increase in net assets resulting from operations		98,486,279		48,382,354
Distributions to shareholders from
Net investment income and net realized gains – Class 2		(16,114,396)		(17,124,790)
Capital share transactions	Shares		Shares
Proceeds from shares sold – Class 2	674,102	24,912,455	988,344	32,962,615
Reinvestment of distributions – Class 2	468,578	16,114,396	517,835	17,124,790
Payment for shares redeemed – Class 2	(1,018,571)	(35,934,160)	(1,190,533)	(38,661,758)
Net increase in net assets resulting from capital share transactions		5,092,691		11,425,647
Total increase in net assets		87,464,574		42,683,211
Net assets
Beginning of period		168,489,070		125,805,859
End of period		$255,953,644		$168,489,070
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Discovery Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 2	2020	2019	2018	2017	2016
Net asset value, beginning of period	$32.85	$26.14	$31.74	$25.91	$25.99
Net investment loss	(0.34)	(0.25)	(0.17)	(0.20)	(0.13)
Net realized and unrealized gains (losses) on investments	19.54	10.47	(1.39)	7.60	2.00
Total from investment operations	19.20	10.22	(1.56)	7.40	1.87
Distributions to shareholders from
Net realized gains	(3.32)	(3.51)	(4.04)	(1.57)	(1.95)
Net asset value, end of period	$48.73	$32.85	$26.14	$31.74	$25.91
Total return[1]	62.65%	39.02%	(7.06)%	29.13%	7.65%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.16%	1.16%	1.16%	1.18%
Net expenses	1.14%	1.15%	1.15%	1.15%	1.15%
Net investment loss	(0.93)%	(0.79)%	(0.55)%	(0.68)%	(0.52)%
Supplemental data
Portfolio turnover rate	47%	71%	60%	75%	85%
Net assets, end of period (000s omitted)	$255,954	$168,489	$125,806	$145,175	$119,919

[1]	Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo VT Discovery Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Discovery Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund

Wells Fargo VT Discovery Fund  |  19

Notes to financial statements
are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2020, the aggregate cost of all investments for federal income tax purposes was $139,740,313 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$118,698,991
Gross unrealized losses	(150,837)
Net unrealized gains	$118,548,154
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating loss. At December 31, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(1,773,526)	$1,773,526

20  |  Wells Fargo VT Discovery Fund

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 4,976,515	$0	$0	$ 4,976,515
Consumer discretionary	31,078,714	0	0	31,078,714
Financials	4,283,730	0	0	4,283,730
Health care	85,554,935	0	0	85,554,935
Industrials	37,401,749	0	0	37,401,749
Information technology	84,266,850	0	0	84,266,850
Real estate	3,508,596	0	0	3,508,596
Short-term investments
Investment companies	7,217,378	0	0	7,217,378
Total assets	$258,288,467	$0	$0	$258,288,467
Additional sector, industry or geographic detail is included in the Portfolio of Investments.
For the year ended December 31, 2020, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Wells Fargo VT Discovery Fund  |  21

Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.700
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $5 billion	0.590
Over $10 billion	0.580
For the year ended December 31, 2020, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.
Administration fee
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of Class 2 shares.
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Funds Management has committed through April 30, 2021 to waive fees and/ or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2020 were $88,075,467 and $104,539,694, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

22  |  Wells Fargo VT Discovery Fund

Notes to financial statements
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Barclays Capital Inc.	$3,008,012	$(3,008,012)	$0
Bank of America Securities Inc.	649,920	(649,920)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended December 31, 2020, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 were as follows:
	Year ended December 31
	2020	2019
Ordinary income	$ 688,096	$ 2,914,486
Long-term capital gain	15,426,300	14,210,304
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains
$17,942,827	$118,548,154
9. CONCENTRATION RISKS
Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund concentrated its portfolio in investments related to the health care and information technology sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Wells Fargo VT Discovery Fund  |  23

Notes to financial statements
11. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
12. SUBSEQUENT EVENT
On February 23, 2021, Wells Fargo announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund’s principal underwriter. As part of the transaction, Wells Fargo will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and sub-advisory agreement(s). The Fund’s Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
13. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

24  |  Wells Fargo VT Discovery Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo VT Discovery Fund (the Fund), one of the funds constituting Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
February 25, 2021

Wells Fargo VT Discovery Fund  |  25

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 52.78% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2020.
Pursuant to Section 852 of the Internal Revenue Code, $15,426,300 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2020
For the fiscal year ended December 31, 2020, $688,096 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-260-5969, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

26  |  Wells Fargo VT Discovery Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo VT Discovery Fund  |  27

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28  |  Wells Fargo VT Discovery Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  Jeremy DePalma acts as Treasurer of 77 funds in the Fund Complex.
2  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wfam.com.

Wells Fargo VT Discovery Fund  |  29

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind— including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0121-00261 02-21
AVT1/AR147 12-20

Annual Report
December 31, 2020
Wells Fargo
VT Index Asset Allocation Fund

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The views expressed and any forward-looking statements are as of December 31, 2020, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo VT Index Asset Allocation Fund  |  1

Letter to shareholders (unaudited)
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo VT Index Asset Allocation Fund for the 12-month period that ended December 31, 2020. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks fared well overall, benefiting from strong central bank support. Bonds generally had modestly positive returns, providing some measure of diversification during turbulent market stretches.
For the 12-month period, equities had solid returns, more than making up for intense volatility in March. Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index1, gained 18.40%. International stocks, as measured by the MSCI ACWI ex USA Index (Net)2, returned 10.65%, while the MSCI EM Index (Net)3 had stronger performance, with a 18.31% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 7.51%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged)5 gained 10.11%, and the Bloomberg Barclays Municipal Bond Index6 returned 5.21% while the ICE BofA U.S. High Yield Index7 returned 6.17%.
The mood changed soon after the year began.
A year-end 2019 rally continued in early January 2020. However, market volatility spiked in late January on concerns over the potential impact of COVID-19 on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled.
Fears over the spread of COVID-19 and its impact on global growth led to a sharp downturn by late February. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of crude oil to plummet.
Andrew Owen
President
Wells Fargo Funds
“Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo VT Index Asset Allocation Fund

Letter to shareholders (unaudited)
The global spread of COVID-19 led country after country to clamp down on social- and business-related activity in order to contain the virus. This sent economies into a deep contraction. Central banks responded by slashing interest rates and expanding quantitative easing programs to restore liquidity and market confidence. The U.S. Federal Reserve (Fed) launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled, ending the longest bull stock market in U.S. history.
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.
By June, economies reopened and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the July expiration of the $600 weekly bonus unemployment benefit. Relatively strong second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Wells Fargo VT Index Asset Allocation Fund  |  3

Letter to shareholders (unaudited)
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-260-5969.

4  |  Wells Fargo VT Index Asset Allocation Fund

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins more than $350 trillion of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (expected to be extended through June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds at least one security that uses LIBOR as a floating reference rate and has a maturity date after 12-31-2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

Wells Fargo VT Index Asset Allocation Fund  |  5

Performance highlights (unaudited)
Investment objective
The Fund seeks long-term total return, consisting of capital appreciation and current income.
Manager
Wells Fargo Funds Management, LLC
Subadviser
Wells Capital Management Incorporated
Portfolio managers
Kandarp Acharya, CFA®‡, FRM
Petros N. Bocray, CFA®‡FRM
Christian L. Chan, CFA®‡
Average annual total returns (%) as of December 31, 2020
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class 2	4-15-1994	16.59	10.45	10.96	1.05	1.00
Index Asset Allocation Blended Index[3]	–	15.18	10.89	11.40	–	–
Bloomberg Barclays U.S. Treasury Index[4]	–	8.00	3.77	3.34	–	–
S&P 500 Index[5]	–	18.40	15.22	13.88	–	–
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Shares are sold without a front-end sales charge or contingent deferred sales charge.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.
Please see footnotes on page 7.

6  |  Wells Fargo VT Index Asset Allocation Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of December 31, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
[1]	Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through April 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.00% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.
[3]	Source: Wells Fargo Funds Management, LLC. The Index Asset Allocation Blended Index is weighted 60% in the S&P 500 Index and 40% in the Bloomberg Barclays U.S. Treasury Index. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.
[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The chart compares the performance of Class 2 shares for the most recent ten years with the Index Asset Allocation Blended Index, Bloomberg Barclays U.S. Treasury Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
[7]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[8]	Bloomberg Barclays 20+ Year U.S. Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.
[9]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
[10]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
[11]	Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. The amounts are subject to change and may have changed since the date specified.

Wells Fargo VT Index Asset Allocation Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Index Asset Allocation Blended Index, for the 12-month period that ended December 31, 2020.
■	The Fund’s tactical asset allocation overlay, which is implemented with liquid futures contracts, contributed to performance during the period.
■	The Fund’s stock allocation performed in line with its respective benchmark, the S&P 500 Index, while the Fund’s bond allocation outperformed its respective benchmark, the Bloomberg Barclays U.S. Treasury Index.
Central bank support drove a broad rally after a rocky first quarter.
The two big stories of 2019 were trade and Brexit. Politics seemed to drive markets lower as the issues became more severe, but markets rebounded as tensions eased. The one big story of 2020 was the coronavirus crisis. While the problems of 2019 meant business capital spending stayed on hold and manufacturing fell into a recession until the Phase One U.S.-China trade deal came to pass, the problems of 2020 were much more broadly felt and acute.
In 2020, markets tumbled from February into March with the rise of COVID-19 cases. The U.S. Federal Reserve (Fed) cut rates in an off-cycle meeting but also said that the fundamentals of the economy were strong. The fundamentals quickly weakened, though, as countries went on lockdown to try to manage the worsening coronavirus crisis.
The turning point for the U.S. market came on March 23, when the Fed took action with a massive asset-purchase program. Congress followed up more quickly than many expected with a coronavirus relief package. Governments and central banks around the world reacted similarly. While 2020 was supposed to be a year of synchronized global growth, by March it had become a year of synchronized seizing up and massive stimulus to help dull the pain.
In the spring and summer of 2020, new COVID-19 cases began to fall. People started kicking their spending back into high gear, helped by stimulus checks and enhanced unemployment benefits. It also helped that as we learned more about the coronavirus, governments across the U.S. relaxed restrictions, banking on the idea that taking a more targeted approach to manage the spread would be effective.
While there was a historic drop in global economic activity in the first and second quarters, the third quarter saw a historic rise in activity. But as winter approached and the number of COVID-19 cases climbed, some countries went back into lockdown. Economic activity was tapering — and some countries would likely experience an outright decline in activity. But with COVID-19 vaccines on the way, the decline was viewed as just a speed bump.
In early November, a massive market rotation occurred. Following the U.S. presidential election, gridlock seemed to prevail. But the big news was how effective the COVID-19 vaccines turned out to be. It became a matter of when rather than if people could get vaccinated. By mid-December, vaccination programs were underway.
Equity markets posted more than decent gains during the 12-month period despite the sharp first-quarter sell-off. After a relatively quiet start to the year, mounting fears of the rapid spread of the coronavirus and the economic impact of shutdowns in the U.S. and across the globe sent markets reeling in February and March in the fastest bear market in history. The subsequent recovery, which picked up steam in the second quarter, was just as remarkable. After a miserable first quarter, equity markets posted their strongest second-quarter gains in more than 20 years. For the full year, U.S. equity markets, as measured by the S&P 500 Index, rose by 18.40%. International equities, as measured by the MSCI ACWI ex USA Index (Net)7, gained 10.65% during the same period.
Longer-duration U.S. government bond prices rose sharply amid a precipitous decline in yields. For the 12-month period, the yield on 30-year U.S. Treasury bonds fell by 0.74%, from 2.39% to 1.65%, while yields on 10-year U.S. Treasury notes fell by 1.00%, from 1.92% to 0.92%. The Bloomberg Barclays U.S. Treasury Index, a broad measure of U.S. Treasury notes and bonds, gained 8.00% during the 12-month period, while the Bloomberg Barclays 20+ Year U.S. Treasury Index8 returned 18.10%.
Tactical asset allocation shifts contributed to performance during the 12-month period.
The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index, while its bond holdings seek to replicate the holdings of the Bloomberg Barclays U.S. Treasury Index. The Fund’s neutral target allocation is 60% stocks and 40% bonds. As of year-end, the Fund had an effective target allocation of 64.5% in stocks, 52.0% in bonds, and -16.5% in effective cash. The effective target allocation reflects the Fund’s year-end long exposure to S&P 500 futures and 10-year U.S. Treasury futures, which increased the portfolio’s effective exposure to both stocks and bonds.
Please see footnotes on page 7.

8  |  Wells Fargo VT Index Asset Allocation Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of December 31, 2020[9]
Apple Incorporated	4.02
Microsoft Corporation	3.19
Amazon.com Incorporated	2.63
Facebook Incorporated Class A	1.24
Tesla Motors Incorporated	1.03
Alphabet Incorporated Class A	1.00
Alphabet Incorporated Class C	0.97
Berkshire Hathaway Incorporated Class B	0.86
Johnson & Johnson	0.79
JPMorgan Chase & Company	0.74
During the period, the portfolio management team implemented tactical shifts between stocks and bonds in order to adjust the Fund’s effective allocations based on the relative attractiveness of the two asset classes. The team started 2020 with a defensively tilted posture, which was initiated in the summer of 2019. In January, as bond prices rose, the team locked in some gains by closing out its long exposure to 10-year U.S. Treasury futures. After a brief period in which the team maintained a neutral allocation between stocks and bonds, it found an opportunity to add risk to the portfolio amid the height of the COVID-19-induced sell-off. Specifically, in mid-March, the team initiated a long position in S&P 500 futures, which was held until July, when the team sold the position at a handsome profit. A long position was reestablished in August along with a short position in the Ultra U.S. Treasury futures (the longest-dated U.S. Treasury futures traded on the Chicago Mercantile Exchange). The team closed the long S&P 500 futures position in late September. During the last three months of the year, the team closed out the short position in the Ultra U.S. Treasury futures and established a long position in S&P 500 futures as well as a long position in 10-year U.S. Treasury futures.
The Fund’s effective allocation is determined by a combination of inputs from multiple quantitative and qualitative factors. As of period-end, relative to its benchmark, the Fund maintained an overweight to stocks and bonds, offset by a negative effective exposure to cash. All of the changes to the effective asset allocation were implemented with liquid futures contracts.
On the whole, the tactical positions implemented during the 12-month period contributed roughly 1.7% to the performance of the overall Fund.
The outlook for 2021 includes hope for a synchronized global recovery.
We believe 2021 will be a year of second chances. Going into 2020, trailing earnings for companies in the S&P 500 Index were around $157. We think corporate America should be able to earn that back, but so should corporate Europe, Japan, and emerging markets (and everyone else).
Also going into 2020, there was hope of a synchronized global recovery after the fallout from President Trump’s trade war. Now there is hope of a synchronized global recovery with the help of the COVID-19 vaccine. The difference is that while in 2020 we were starting very late in the cycle, we are now starting with synchronized growth and a brand new cycle in front of us.
We will continue to monitor the situation carefully and stand ready to adjust exposures as needed.
Sector distribution as of December 31, 2020[10]
Allocation (%) as of December 31, 2020
	Neutral allocation	Effective allocation[11]
Stocks	60	65
Bonds	40	52
Effective cash	0	(17)

Please see footnotes on page 7.

Wells Fargo VT Index Asset Allocation Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2020	Ending account value 12-31-2020	Expenses paid during the period[1]	Annualized net expense ratio
Class 2
Actual	$1,000.00	$1,128.96	$5.35	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08	1.00%
1 Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2020

	Shares	Value
Common stocks: 60.19%
Communication services: 6.47%
Diversified telecommunication services: 0.87%
AT&T Incorporated	10,682	307,214
CenturyLink Incorporated	1,476	14,391
Verizon Communications Incorporated	6,198	364,133
		685,738
Entertainment: 1.36%
Activision Blizzard Incorporated	1,154	107,149
Electronic Arts Incorporated	434	62,322
Live Nation Entertainment Incorporated †	213	15,651
Netflix Incorporated †	661	357,423
Take-Two Interactive Software Incorporated †	171	35,532
The Walt Disney Company	2,711	491,179
		1,069,256
Interactive media & services: 3.29%
Alphabet Incorporated Class A †	450	788,688
Alphabet Incorporated Class C †	435	762,068
Facebook Incorporated Class A †	3,586	979,552
Twitter Incorporated †	1,191	64,493
		2,594,801
Media: 0.80%
Charter Communications Incorporated Class A †	218	144,218
Comcast Corporation Class A	6,832	357,997
Discovery Incorporated Class A †	240	7,222
Discovery Incorporated Class C †	441	11,550
DISH Network Corporation Class A †	367	11,869
Fox Corporation Class A	504	14,676
Fox Corporation Class B	231	6,671
Interpublic Group of Companies Incorporated	582	13,689
News Corporation Class A	584	10,494
News Corporation Class B	182	3,234
Omnicom Group Incorporated	322	20,083
ViacomCBS Incorporated Class B	847	31,559
		633,262
Wireless telecommunication services: 0.15%
T-Mobile US Incorporated †	874	117,859
Consumer discretionary: 7.66%
Auto components: 0.09%
Aptiv plc	406	52,898
BorgWarner Incorporated	367	14,181
		67,079
Automobiles: 1.20%
Ford Motor Company	5,863	51,536
General Motors Company	1,886	78,533
Tesla Motors Incorporated †	1,155	815,049
		945,118
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  11

Portfolio of investments—December 31, 2020

	Shares	Value
Distributors: 0.07%
Genuine Parts Company	215	$ 21,592
LKQ Corporation †	420	14,801
Pool Corporation	60	22,350
		58,743
Hotels, restaurants & leisure: 1.02%
Carnival Corporation	1,116	24,173
Chipotle Mexican Grill Incorporated †	42	58,242
Darden Restaurants Incorporated	194	23,109
Domino's Pizza Incorporated	59	22,624
Hilton Worldwide Holdings Incorporated	416	46,284
Las Vegas Sands Corporation	491	29,264
Marriott International Incorporated Class A	398	52,504
McDonald's Corporation	1,115	239,257
MGM Resorts International	614	19,347
Norwegian Cruise Line Holdings Limited †	472	12,003
Royal Caribbean Cruises Limited	281	20,988
Starbucks Corporation	1,758	188,071
Wynn Resorts Limited	144	16,248
Yum! Brands Incorporated	451	48,961
		801,075
Household durables: 0.23%
D.R. Horton Incorporated	495	34,115
Garmin Limited	223	26,684
Leggett & Platt Incorporated	199	8,816
Lennar Corporation Class A	410	31,254
Mohawk Industries Incorporated †	89	12,545
Newell Rubbermaid Incorporated	567	12,037
NVR Incorporated †	5	20,399
Pulte Group Incorporated	400	17,248
Whirlpool Corporation	93	16,786
		179,884
Internet & direct marketing retail: 2.94%
Amazon.com Incorporated †	636	2,071,407
Booking Holdings Incorporated †	61	135,863
eBay Incorporated	974	48,944
Etsy Incorporated †	191	33,981
Expedia Group Incorporated	203	26,877
		2,317,072
Leisure products: 0.02%
Hasbro Incorporated	191	17,866
Multiline retail: 0.31%
Dollar General Corporation	366	76,970
Dollar Tree Incorporated †	351	37,922
Target Corporation	751	132,574
		247,466
Specialty retail: 1.33%
Advance Auto Parts Incorporated	100	15,751
AutoZone Incorporated †	35	41,490
Best Buy Company Incorporated	344	34,328
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2020

	Shares	Value
Specialty retail (continued)
CarMax Incorporated †	247	$ 23,332
L Brands Incorporated	349	12,979
Lowe's Companies Incorporated	1,097	176,079
O'Reilly Automotive Incorporated †	108	48,878
Ross Stores Incorporated	533	65,458
The Gap Incorporated	308	6,219
The Home Depot Incorporated	1,613	428,445
The TJX Companies Incorporated	1,799	122,854
Tiffany & Company	161	21,163
Tractor Supply Company	174	24,461
Ulta Beauty Incorporated †	85	24,409
		1,045,846
Textiles, apparel & luxury goods: 0.45%
HanesBrands Incorporated	523	7,625
Nike Incorporated Class B	1,885	266,671
PVH Corporation	105	9,858
Ralph Lauren Corporation	71	7,366
Tapestry Incorporated	418	12,991
Under Armour Incorporated Class A †	286	4,911
Under Armour Incorporated Class C †	294	4,375
VF Corporation	480	40,997
		354,794
Consumer staples: 3.92%
Beverages: 0.97%
Brown-Forman Corporation Class B	273	21,684
Constellation Brands Incorporated Class A	253	55,420
Molson Coors Brewing Company Class B	282	12,744
Monster Beverage Corporation †	554	51,234
PepsiCo Incorporated	2,072	307,278
The Coca-Cola Company	5,803	318,237
		766,597
Food & staples retailing: 0.87%
Costco Wholesale Corporation	663	249,805
Sysco Corporation	765	56,809
The Kroger Company	1,158	36,778
Walgreens Boots Alliance Incorporated	1,076	42,911
Walmart Incorporated	2,078	299,544
		685,847
Food products: 0.60%
Archer Daniels Midland Company	835	42,092
Campbell Soup Company	302	14,602
ConAgra Foods Incorporated	731	26,506
General Mills Incorporated	914	53,743
Hormel Foods Corporation	420	19,576
Kellogg Company	381	23,710
Lamb Weston Holdings Incorporated	219	17,244
McCormick & Company Incorporated	372	35,563
Mondelez International Incorporated Class A	2,143	125,301
The Hershey Company	220	33,513
The J.M. Smucker Company	170	19,652
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  13

Portfolio of investments—December 31, 2020

	Shares	Value
Food products (continued)
The Kraft Heinz Company	968	$ 33,551
Tyson Foods Incorporated Class A	440	28,354
		473,407
Household products: 0.97%
Church & Dwight Company Incorporated	371	32,362
Colgate-Palmolive Company	1,285	109,880
Kimberly-Clark Corporation	509	68,628
The Clorox Company	188	37,961
The Procter & Gamble Company	3,716	517,044
		765,875
Personal products: 0.12%
The Estee Lauder Companies Incorporated Class A	339	90,238
Tobacco: 0.39%
Altria Group Incorporated	2,790	114,390
Philip Morris International Incorporated	2,333	193,149
		307,539
Energy: 1.38%
Energy equipment & services: 0.14%
Baker Hughes Incorporated	1,031	21,496
Halliburton Company	1,333	25,194
NOV Incorporated	585	8,032
Schlumberger Limited	2,100	45,843
TechnipFMC plc	631	5,931
		106,496
Oil, gas & consumable fuels: 1.24%
Apache Corporation	568	8,060
Cabot Oil & Gas Corporation	598	9,735
Chevron Corporation	2,883	243,469
Concho Resources Incorporated	295	17,213
ConocoPhillips	1,612	64,464
Devon Energy Corporation	578	9,138
Diamondback Energy Incorporated	239	11,568
EOG Resources Incorporated	882	43,985
Exxon Mobil Corporation	6,318	260,428
Hess Corporation	412	21,749
HollyFrontier Corporation	223	5,765
Kinder Morgan Incorporated	2,909	39,766
Marathon Oil Corporation	1,190	7,937
Marathon Petroleum Corporation	977	40,409
Occidental Petroleum Corporation	1,264	21,880
ONEOK Incorporated	665	25,523
Phillips 66	658	46,021
Pioneer Natural Resources Company	247	28,131
The Williams Companies Incorporated	1,813	36,351
Valero Energy Corporation	614	34,734
		976,326
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2020

	Shares	Value
Financials: 6.29%
Banks: 2.33%
Bank of America Corporation	11,406	$ 345,716
Citigroup Incorporated	3,122	192,503
Citizens Financial Group Incorporated	643	22,994
Comerica Incorporated	208	11,619
Fifth Third Bancorp	1,069	29,472
First Republic Bank	261	38,349
Huntington Bancshares Incorporated	1,531	19,337
JPMorgan Chase & Company	4,572	580,964
KeyCorp	1,468	24,090
M&T Bank Corporation	192	24,442
People's United Financial Incorporated	639	8,262
PNC Financial Services Group Incorporated	636	94,764
Regions Financial Corporation	1,441	23,229
SVB Financial Group †	78	30,251
Truist Financial Corporation	2,025	97,058
US Bancorp	2,058	95,882
Wells Fargo & Company ♠	6,199	187,086
Zions Bancorporation	245	10,643
		1,836,661
Capital markets: 1.66%
Ameriprise Financial Incorporated	176	34,202
Bank of New York Mellon Corporation	1,222	51,862
BlackRock Incorporated	212	152,966
Cboe Global Markets Incorporated	161	14,992
CME Group Incorporated	536	97,579
Franklin Resources Incorporated	408	10,196
Intercontinental Exchange Incorporated	842	97,074
Invesco Limited	566	9,865
MarketAxess Holdings Incorporated	56	31,951
Moody's Corporation	243	70,528
Morgan Stanley	2,142	146,791
MSCI Incorporated	125	55,816
Northern Trust Corporation	311	28,967
Raymond James Financial Incorporated	182	17,412
S&P Global Incorporated	362	119,000
State Street Corporation	528	38,428
T. Rowe Price Group Incorporated	338	51,170
The Charles Schwab Corporation	2,233	118,438
The Goldman Sachs Group Incorporated	517	136,338
The NASDAQ OMX Group Incorporated	172	22,831
		1,306,406
Consumer finance: 0.33%
American Express Company	978	118,250
Capital One Financial Corporation	688	68,009
Discover Financial Services	459	41,553
Synchrony Financial	813	28,219
		256,031
Diversified financial services: 0.86%
Berkshire Hathaway Incorporated Class B †	2,920	677,060
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  15

Portfolio of investments—December 31, 2020

	Shares	Value
Insurance: 1.11%
AFLAC Incorporated	977	$ 43,447
American International Group Incorporated	1,291	48,877
Aon plc Class A	341	72,043
Arthur J. Gallagher & Company	288	35,628
Assurant Incorporated	88	11,987
Chubb Limited	676	104,050
Cincinnati Financial Corporation	224	19,571
Everest Reinsurance Group Limited	60	14,045
Globe Life Incorporated	144	13,674
Lincoln National Corporation	272	13,684
Loews Corporation	350	15,757
Marsh & McLennan Companies Incorporated	760	88,920
MetLife Incorporated	1,145	53,758
Principal Financial Group Incorporated	383	19,001
Progressive Corporation	876	86,619
Prudential Financial Incorporated	594	46,374
The Allstate Corporation	455	50,018
The Hartford Financial Services Group Incorporated	536	26,253
The Travelers Companies Incorporated	379	53,200
UnumProvident Corporation	305	6,997
W.R. Berkley Corporation	210	13,948
Willis Towers Watson plc	192	40,451
		878,302
Health care: 8.10%
Biotechnology: 1.13%
AbbVie Incorporated	2,642	283,090
Alexion Pharmaceuticals Incorporated †	327	51,090
Amgen Incorporated	871	200,260
Biogen Incorporated †	230	56,318
Gilead Sciences Incorporated	1,878	109,412
Incyte Corporation †	278	24,180
Regeneron Pharmaceuticals Incorporated †	156	75,365
Vertex Pharmaceuticals Incorporated †	388	91,700
		891,415
Health care equipment & supplies: 2.29%
Abbott Laboratories	2,660	291,243
ABIOMED Incorporated †	68	22,046
Align Technology Incorporated †	108	57,713
Baxter International Incorporated	765	61,384
Becton Dickinson & Company	434	108,595
Boston Scientific Corporation †	2,147	77,185
Danaher Corporation	946	210,144
Dentsply Sirona Incorporated	327	17,122
DexCom Incorporated †	145	53,609
Edwards Lifesciences Corporation †	933	85,118
Hologic Incorporated †	385	28,040
IDEXX Laboratories Incorporated †	128	63,983
Intuitive Surgical Incorporated †	177	144,804
Medtronic plc	2,018	236,389
ResMed Incorporated	216	45,913
STERIS plc	127	24,072
Stryker Corporation	491	120,315
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2020

	Shares	Value
Health care equipment & supplies (continued)
Teleflex Incorporated	70	$ 28,810
The Cooper Companies Incorporated	74	26,886
Varian Medical Systems Incorporated †	136	23,801
West Pharmaceutical Services Incorporated	111	31,447
Zimmer Biomet Holdings Incorporated	310	47,768
		1,806,387
Health care providers & services: 1.58%
AmerisourceBergen Corporation	220	21,507
Anthem Incorporated	373	119,767
Cardinal Health Incorporated	440	23,566
Centene Corporation †	868	52,106
Cigna Corporation	540	112,417
CVS Health Corporation	1,966	134,278
DaVita HealthCare Partners Incorporated †	109	12,797
HCA Healthcare Incorporated	394	64,797
Henry Schein Incorporated †	213	14,241
Humana Incorporated	198	81,233
Laboratory Corporation of America Holdings †	146	29,718
McKesson Corporation	240	41,741
Quest Diagnostics Incorporated	201	23,953
UnitedHealth Group Incorporated	1,420	497,966
Universal Health Services Incorporated Class B	117	16,088
		1,246,175
Health care technology: 0.05%
Cerner Corporation	458	35,944
Life sciences tools & services: 0.72%
Agilent Technologies Incorporated	457	54,150
Bio-Rad Laboratories Incorporated Class A †	32	18,654
Illumina Incorporated †	219	81,030
IQVIA Holdings Incorporated †	287	51,422
Mettler-Toledo International Incorporated †	36	41,028
PerkinElmer Incorporated	167	23,965
Thermo Fisher Scientific Incorporated	593	276,208
Waters Corporation †	92	22,763
		569,220
Pharmaceuticals: 2.33%
Bristol-Myers Squibb Company	3,397	210,716
Catalent Incorporated †	246	25,601
Eli Lilly & Company	1,190	200,920
Johnson & Johnson	3,955	622,438
Merck & Company Incorporated	3,781	309,286
Perrigo Company plc	203	9,078
Pfizer Incorporated	8,301	305,560
Viatris Incorporated †	1,829	34,275
Zoetis Incorporated	713	118,002
		1,835,876
Industrials: 5.06%
Aerospace & defense: 0.97%
General Dynamics Corporation	348	51,789
Howmet Aerospace Incorporated	583	16,639
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  17

Portfolio of investments—December 31, 2020

	Shares	Value
Aerospace & defense (continued)
Huntington Ingalls Industries Incorporated	61	$ 10,399
L3Harris Technologies Incorporated	314	59,352
Lockheed Martin Corporation	369	130,988
Northrop Grumman Corporation	233	71,000
Raytheon Technologies Corporation	2,280	163,043
Teledyne Technologies Incorporated †	55	21,559
Textron Incorporated	343	16,577
The Boeing Company	795	170,178
TransDigm Group Incorporated	82	50,746
		762,270
Air freight & logistics: 0.40%
C.H. Robinson Worldwide Incorporated	202	18,962
Expeditors International of Washington Incorporated	253	24,063
FedEx Corporation	363	94,242
United Parcel Service Incorporated Class B	1,067	179,683
		316,950
Airlines: 0.16%
Alaska Air Group Incorporated	186	9,672
American Airlines Group Incorporated	924	14,571
Delta Air Lines Incorporated	958	38,521
Southwest Airlines Company	882	41,110
United Airlines Holdings Incorporated †	441	19,073
		122,947
Building products: 0.27%
A.O. Smith Corporation	202	11,074
Allegion plc	138	16,060
Carrier Global Corporation	1,229	46,358
Fortune Brands Home & Security Incorporated	207	17,744
Johnson Controls International plc	1,084	50,504
Masco Corporation	391	21,478
Trane Technologies plc	360	52,258
		215,476
Commercial services & supplies: 0.25%
Cintas Corporation	132	46,657
Copart Incorporated †	309	39,320
Republic Services Incorporated	315	30,335
Rollins Incorporated	331	12,932
Waste Management Incorporated	583	68,753
		197,997
Construction & engineering: 0.05%
Jacobs Engineering Group Incorporated	193	21,029
Quanta Services Incorporated	207	14,908
		35,937
Electrical equipment: 0.29%
AMETEK Incorporated	344	41,603
Eaton Corporation plc	598	71,844
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2020

	Shares	Value
Electrical equipment (continued)
Emerson Electric Company	897	$ 72,092
Rockwell Automation Incorporated	175	43,892
		229,431
Industrial conglomerates: 0.74%
3M Company	865	151,193
General Electric Company	13,111	141,599
Honeywell International Incorporated	1,053	223,973
Roper Technologies Incorporated	157	67,681
		584,446
Machinery: 1.00%
Caterpillar Incorporated	813	147,982
Cummins Incorporated	222	50,416
Deere & Company	470	126,454
Dover Corporation	215	27,144
Flowserve Corporation	194	7,149
Fortive Corporation	506	35,835
IDEX Corporation	113	22,510
Illinois Tool Works Incorporated	432	88,076
Ingersoll Rand Incorporated †	558	25,422
Otis Worldwide Corporation	611	41,273
PACCAR Incorporated	520	44,866
Parker-Hannifin Corporation	193	52,575
Pentair plc	249	13,219
Snap-on Incorporated	81	13,862
Stanley Black & Decker Incorporated	240	42,854
Wabtec Corporation	267	19,544
Xylem Incorporated	270	27,483
		786,664
Professional services: 0.20%
Equifax Incorporated	182	35,097
IHS Markit Limited	560	50,305
Nielsen Holdings plc	533	11,124
Robert Half International Incorporated	170	10,622
Verisk Analytics Incorporated	242	50,237
		157,385
Road & rail: 0.61%
CSX Corporation	1,149	104,272
J.B. Hunt Transport Services Incorporated	124	16,945
Kansas City Southern	140	28,578
Norfolk Southern Corporation	381	90,529
Old Dominion Freight Line Incorporated	144	28,106
Union Pacific Corporation	1,011	210,510
		478,940
Trading companies & distributors: 0.12%
Fastenal Company	859	41,945
United Rentals Incorporated †	108	25,046
W.W. Grainger Incorporated	68	27,767
		94,758
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  19

Portfolio of investments—December 31, 2020

	Shares	Value
Information technology: 16.61%
Communications equipment: 0.48%
Arista Networks Incorporated †	82	$ 23,827
Cisco Systems Incorporated	6,324	282,999
F5 Networks Incorporated †	92	16,186
Juniper Networks Incorporated	494	11,120
Motorola Solutions Incorporated	253	43,025
		377,157
Electronic equipment, instruments & components: 0.36%
Amphenol Corporation Class A	448	58,585
CDW Corporation of Delaware	214	28,203
Corning Incorporated	1,145	41,220
FLIR Systems Incorporated	195	8,547
IPG Photonics Corporation †	53	11,861
Keysight Technologies Incorporated †	277	36,589
TE Connectivity Limited	496	60,051
Vontier Corporation †	201	6,713
Zebra Technologies Corporation Class A †	80	30,746
		282,515
IT services: 3.31%
Accenture plc Class A	949	247,888
Akamai Technologies Incorporated †	243	25,513
Automatic Data Processing Incorporated	642	113,120
Broadridge Financial Solutions Incorporated	173	26,504
Cognizant Technology Solutions Corporation Class A	801	65,642
DXC Technology Company	380	9,785
Fidelity National Information Services Incorporated	927	131,133
Fiserv Incorporated †	862	98,147
FleetCor Technologies Incorporated †	125	34,104
Gartner Incorporated †	133	21,305
Global Payments Incorporated	447	96,293
International Business Machines Corporation	1,337	168,302
Jack Henry & Associates Incorporated	113	18,305
Leidos Holdings Incorporated	199	20,919
MasterCard Incorporated Class A	1,324	472,589
Paychex Incorporated	479	44,633
PayPal Holdings Incorporated †	1,758	411,724
The Western Union Company	616	13,515
VeriSign Incorporated †	150	32,460
Visa Incorporated Class A	2,540	555,574
		2,607,455
Semiconductors & semiconductor equipment: 3.09%
Advanced Micro Devices Incorporated †	1,815	166,454
Analog Devices Incorporated	554	81,842
Applied Materials Incorporated	1,371	118,317
Broadcom Incorporated	607	265,775
Intel Corporation	6,145	306,144
KLA Corporation	232	60,067
Lam Research Corporation	216	102,010
Maxim Integrated Products Incorporated	400	35,460
Microchip Technology Incorporated	390	53,863
Micron Technology Incorporated †	1,671	125,626
NVIDIA Corporation	934	487,735
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2020

	Shares	Value
Semiconductors & semiconductor equipment (continued)
Qorvo Incorporated †	171	$ 28,432
QUALCOMM Incorporated	1,693	257,912
Skyworks Solutions Incorporated	248	37,914
Teradyne Incorporated	248	29,733
Texas Instruments Incorporated	1,377	226,007
Xilinx Incorporated	367	52,030
		2,435,321
Software: 5.16%
Adobe Incorporated †	719	359,586
ANSYS Incorporated †	129	46,930
Autodesk Incorporated †	330	100,762
Cadence Design Systems Incorporated †	418	57,028
Citrix Systems Incorporated	184	23,938
Fortinet Incorporated †	200	29,706
Intuit Incorporated	392	148,901
Microsoft Corporation	11,310	2,515,570
NortonLifeLock Incorporated	885	18,390
Oracle Corporation	2,838	183,590
Paycom Software Incorporated †	73	33,014
Salesforce.com Incorporated †	1,372	305,311
ServiceNow Incorporated †	292	160,726
Synopsys Incorporated †	229	59,366
Tyler Technologies Incorporated †	60	26,191
		4,069,009
Technology hardware, storage & peripherals: 4.21%
Apple Incorporated	23,883	3,169,032
Hewlett Packard Enterprise Company	1,925	22,811
HP Incorporated	2,051	50,434
NetApp Incorporated	333	22,058
Seagate Technology plc	334	20,761
Western Digital Corporation	454	25,147
Xerox Holdings Corporation	248	5,751
		3,315,994
Materials: 1.58%
Chemicals: 1.10%
Air Products & Chemicals Incorporated	332	90,709
Albemarle Corporation	158	23,308
Celanese Corporation Series A	175	22,740
CF Industries Holdings Incorporated	320	12,387
Corteva Incorporated	1,119	43,328
Dow Incorporated	1,114	61,827
DuPont de Nemours Incorporated	1,105	78,577
Eastman Chemical Company	202	20,257
Ecolab Incorporated	371	80,270
FMC Corporation	194	22,296
International Flavors & Fragrances Incorporated «	160	17,414
Linde plc	788	207,646
LyondellBasell Industries NV Class A	385	35,289
PPG Industries Incorporated	353	50,910
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  21

Portfolio of investments—December 31, 2020

	Shares	Value
Chemicals (continued)
The Mosaic Company	518	$ 11,919
The Sherwin-Williams Company	122	89,659
		868,536
Construction materials: 0.07%
Martin Marietta Materials Incorporated	94	26,693
Vulcan Materials Company	198	29,365
		56,058
Containers & packaging: 0.21%
Amcor plc	2,355	27,718
Avery Dennison Corporation	125	19,389
Ball Corporation	489	45,565
International Paper Company	589	29,285
Packaging Corporation of America	142	19,583
Sealed Air Corporation	232	10,623
WestRock Company	393	17,107
		169,270
Metals & mining: 0.20%
Freeport-McMoRan Incorporated	2,193	57,062
Newmont Corporation	1,210	72,467
Nucor Corporation	453	24,095
		153,624
Real estate: 1.46%
Equity REITs: 1.42%
Alexandria Real Estate Equities Incorporated	185	32,971
American Tower Corporation	667	149,715
AvalonBay Communities Incorporated	208	33,369
Boston Properties Incorporated	212	20,040
Crown Castle International Corporation	647	102,996
Digital Realty Trust Incorporated	419	58,455
Duke Realty Corporation	556	22,223
Equinix Incorporated	133	94,986
Equity Residential	514	30,470
Essex Property Trust Incorporated	98	23,267
Extra Space Storage Incorporated	193	22,361
Federal Realty Investment Trust	102	8,682
Healthpeak Properties Incorporated	804	24,305
Host Hotels & Resorts Incorporated	1,055	15,435
Iron Mountain Incorporated	432	12,735
Kimco Realty Corporation	649	9,741
Mid-America Apartment Communities Incorporated	171	21,664
Prologis Incorporated	1,110	110,623
Public Storage Incorporated	228	52,652
Realty Income Corporation	526	32,701
Regency Centers Corporation	235	10,714
SBA Communications Corporation	167	47,116
Simon Property Group Incorporated	489	41,702
SL Green Realty Corporation	107	6,375
UDR Incorporated	441	16,948
Ventas Incorporated	560	27,462
Vornado Realty Trust	235	8,775
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2020

	Shares	Value
Equity REITs (continued)
Welltower Incorporated	624	$ 40,323
Weyerhaeuser Company	1,119	37,520
		1,116,326
Real estate management & development: 0.04%
CBRE Group Incorporated Class A †	502	31,485
Utilities: 1.66%
Electric utilities: 1.06%
Alliant Energy Corporation	374	19,272
American Electric Power Company Incorporated	745	62,036
Duke Energy Corporation	1,103	100,991
Edison International	567	35,619
Entergy Corporation	300	29,952
Evergy Incorporated	340	18,873
Eversource Energy	514	44,466
Exelon Corporation	1,461	61,683
FirstEnergy Corporation	816	24,978
NextEra Energy Incorporated	2,939	226,744
NRG Energy Incorporated	365	13,706
Pinnacle West Capital Corporation	168	13,432
PPL Corporation	1,154	32,543
The Southern Company	1,585	97,367
Xcel Energy Incorporated	788	52,536
		834,198
Gas utilities: 0.02%
Atmos Energy Corporation	188	17,941
Independent power & renewable electricity producers: 0.03%
AES Corporation	997	23,430
Multi-utilities: 0.50%
Ameren Corporation	370	28,882
CenterPoint Energy Incorporated	817	17,680
CMS Energy Corporation	430	26,234
Consolidated Edison Incorporated	513	37,075
Dominion Energy Incorporated	1,223	91,970
DTE Energy Company	289	35,087
NiSource Incorporated	575	13,191
Public Service Enterprise Group Incorporated	759	44,250
Sempra Energy	432	55,041
WEC Energy Group Incorporated	473	43,530
		392,940
Water utilities: 0.05%
American Water Works Company Incorporated	271	41,590
Total Common stocks (Cost $22,472,971)		47,423,711

	Interest rate	Maturity date	Principal
U.S. Treasury securities: 36.82%
U.S. Treasury Bond	1.13	5-15-2040	$109,000	103,312
U.S. Treasury Bond	1.13	8-15-2040	145,000	137,048
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  23

Portfolio of investments—December 31, 2020

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Bond	1.25%	5-15-2050	$120,000	$ 108,619
U.S. Treasury Bond	1.38	11-15-2040	87,000	85,872
U.S. Treasury Bond	1.38	8-15-2050	151,000	141,091
U.S. Treasury Bond	1.50	1-31-2027	98,000	103,838
U.S. Treasury Bond	1.50	2-15-2030	209,000	220,977
U.S. Treasury Bond	1.63	11-15-2050	87,000	86,483
U.S. Treasury Bond	2.00	2-15-2050	152,000	164,736
U.S. Treasury Bond	2.13	9-30-2024	118,000	126,297
U.S. Treasury Bond	2.13	11-30-2024	119,000	127,660
U.S. Treasury Bond	2.25	8-15-2046	106,000	120,757
U.S. Treasury Bond	2.25	8-15-2049	108,000	123,339
U.S. Treasury Bond	2.38	11-15-2049	127,000	148,883
U.S. Treasury Bond	2.50	2-15-2045	116,000	138,076
U.S. Treasury Bond	2.50	2-15-2046	106,000	126,393
U.S. Treasury Bond	2.50	5-15-2046	105,000	125,196
U.S. Treasury Bond	2.75	8-15-2042	66,000	81,688
U.S. Treasury Bond	2.75	11-15-2042	78,000	96,473
U.S. Treasury Bond	2.75	8-15-2047	101,000	126,376
U.S. Treasury Bond	2.75	11-15-2047	100,000	125,246
U.S. Treasury Bond	2.88	5-15-2028	178,000	206,139
U.S. Treasury Bond	2.88	5-15-2043	111,000	140,085
U.S. Treasury Bond	2.88	8-15-2045	115,000	146,046
U.S. Treasury Bond	2.88	11-15-2046	104,000	132,616
U.S. Treasury Bond	2.88	5-15-2049	140,000	180,392
U.S. Treasury Bond	3.00	5-15-2042	40,000	51,361
U.S. Treasury Bond	3.00	11-15-2044	114,000	147,274
U.S. Treasury Bond	3.00	5-15-2045	116,000	150,229
U.S. Treasury Bond	3.00	11-15-2045	115,000	149,379
U.S. Treasury Bond	3.00	2-15-2047	106,000	138,338
U.S. Treasury Bond	3.00	5-15-2047	104,000	135,935
U.S. Treasury Bond	3.00	2-15-2048	114,000	149,362
U.S. Treasury Bond	3.00	8-15-2048	121,000	158,864
U.S. Treasury Bond	3.00	2-15-2049	140,000	184,308
U.S. Treasury Bond	3.13	11-15-2041	37,000	48,314
U.S. Treasury Bond	3.13	2-15-2042	46,000	60,220
U.S. Treasury Bond	3.13	2-15-2043	79,000	103,444
U.S. Treasury Bond	3.13	8-15-2044	115,000	151,400
U.S. Treasury Bond	3.13	5-15-2048	123,000	164,791
U.S. Treasury Bond	3.38	5-15-2044	110,000	150,167
U.S. Treasury Bond	3.38	11-15-2048	135,000	189,253
U.S. Treasury Bond	3.50	2-15-2039	29,000	39,329
U.S. Treasury Bond	3.63	8-15-2043	88,000	124,073
U.S. Treasury Bond	3.63	2-15-2044	113,000	159,741
U.S. Treasury Bond	3.75	8-15-2041	36,000	51,078
U.S. Treasury Bond	3.75	11-15-2043	110,000	158,065
U.S. Treasury Bond	3.88	8-15-2040	37,000	52,953
U.S. Treasury Bond	4.25	5-15-2039	31,000	45,945
U.S. Treasury Bond	4.25	11-15-2040	40,000	59,997
U.S. Treasury Bond	4.38	2-15-2038	18,000	26,729
U.S. Treasury Bond	4.38	11-15-2039	35,000	52,860
U.S. Treasury Bond	4.38	5-15-2040	35,000	53,046
U.S. Treasury Bond	4.38	5-15-2041	33,000	50,514
U.S. Treasury Bond	4.50	2-15-2036	26,000	38,121
U.S. Treasury Bond	4.50	5-15-2038	21,000	31,678
U.S. Treasury Bond	4.50	8-15-2039	33,000	50,426
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2020

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Bond	4.63%	2-15-2040	$ 38,000	$ 59,161
U.S. Treasury Bond	4.75	2-15-2037	13,000	19,797
U.S. Treasury Bond	4.75	2-15-2041	44,000	70,190
U.S. Treasury Bond	5.00	5-15-2037	17,000	26,616
U.S. Treasury Bond	5.25	11-15-2028	45,000	60,645
U.S. Treasury Bond	5.25	2-15-2029	33,000	44,712
U.S. Treasury Bond	5.38	2-15-2031	31,000	44,539
U.S. Treasury Bond	5.50	8-15-2028	35,000	47,496
U.S. Treasury Bond	6.13	11-15-2027	49,000	67,275
U.S. Treasury Bond	6.13	8-15-2029	25,000	36,215
U.S. Treasury Bond	6.25	5-15-2030	21,000	31,283
U.S. Treasury Bond	6.38	8-15-2027	21,000	28,945
U.S. Treasury Bond	6.88	8-15-2025	21,000	27,308
U.S. Treasury Note	0.13	11-30-2022	178,000	178,014
U.S. Treasury Note	0.13	5-15-2023	117,000	116,959
U.S. Treasury Note	0.13	7-15-2023	123,000	122,933
U.S. Treasury Note	0.13	8-15-2023	128,000	127,920
U.S. Treasury Note	0.13	9-15-2023	143,000	142,888
U.S. Treasury Note	0.13	10-15-2023	146,000	145,886
U.S. Treasury Note	0.25	4-15-2023	119,000	119,284
U.S. Treasury Note	0.25	6-15-2023	122,000	122,305
U.S. Treasury Note	0.25	11-15-2023	172,000	172,470
U.S. Treasury Note	0.25	5-31-2025	132,000	131,727
U.S. Treasury Note	0.25	6-30-2025	142,000	141,612
U.S. Treasury Note	0.25	7-31-2025	147,000	146,541
U.S. Treasury Note	0.25	8-31-2025	153,000	152,474
U.S. Treasury Note	0.25	10-31-2025	176,000	175,203
U.S. Treasury Note	0.38	4-30-2025	126,000	126,438
U.S. Treasury Note	0.38	11-30-2025	181,000	181,212
U.S. Treasury Note	0.38	7-31-2027	134,000	132,189
U.S. Treasury Note	0.38	9-30-2027	155,000	152,566
U.S. Treasury Note	0.50	3-15-2023	104,000	104,837
U.S. Treasury Note	0.50	3-31-2025	120,000	121,088
U.S. Treasury Note	0.50	4-30-2027	98,000	97,721
U.S. Treasury Note	0.50	5-31-2027	111,000	110,566
U.S. Treasury Note	0.50	6-30-2027	122,000	121,442
U.S. Treasury Note	0.50	8-31-2027	142,000	141,079
U.S. Treasury Note	0.50	10-31-2027	168,000	166,609
U.S. Treasury Note	0.63	3-31-2027	81,000	81,456
U.S. Treasury Note	0.63	11-30-2027	179,000	178,888
U.S. Treasury Note	0.63	5-15-2030	178,000	173,912
U.S. Treasury Note	0.63	8-15-2030	222,000	216,311
U.S. Treasury Note	0.88	11-15-2030	132,000	131,484
U.S. Treasury Note	1.13	2-28-2025	118,000	122,144
U.S. Treasury Note	1.13	2-28-2027	47,000	48,722
U.S. Treasury Note	1.25	7-31-2023	67,000	68,903
U.S. Treasury Note	1.25	8-31-2024	104,000	107,872
U.S. Treasury Note	1.38	2-15-2023	82,000	84,156
U.S. Treasury Note	1.38	6-30-2023	64,000	65,955
U.S. Treasury Note	1.38	8-31-2023	124,000	128,040
U.S. Treasury Note	1.38	9-30-2023	90,000	93,020
U.S. Treasury Note	1.38	1-31-2025	105,000	109,709
U.S. Treasury Note	1.38	8-31-2026	95,000	99,898
U.S. Treasury Note	1.50	1-31-2022	128,000	129,900
U.S. Treasury Note	1.50	1-15-2023	79,000	81,197
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  25

Portfolio of investments—December 31, 2020

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	1.50%	2-28-2023	$126,000	$ 129,701
U.S. Treasury Note	1.50	3-31-2023	126,000	129,829
U.S. Treasury Note	1.50	9-30-2024	108,000	113,079
U.S. Treasury Note	1.50	10-31-2024	114,000	119,464
U.S. Treasury Note	1.50	11-30-2024	122,000	127,914
U.S. Treasury Note	1.50	8-15-2026	102,000	107,977
U.S. Treasury Note	1.63	8-15-2022	117,000	119,838
U.S. Treasury Note	1.63	8-31-2022	151,000	154,746
U.S. Treasury Note	1.63	11-15-2022	150,000	154,172
U.S. Treasury Note	1.63	12-15-2022	104,000	107,031
U.S. Treasury Note	1.63	4-30-2023	66,000	68,271
U.S. Treasury Note	1.63	5-31-2023	64,000	66,278
U.S. Treasury Note	1.63	10-31-2023	90,000	93,748
U.S. Treasury Note	1.63	2-15-2026	102,000	108,463
U.S. Treasury Note	1.63	5-15-2026	105,000	111,772
U.S. Treasury Note	1.63	9-30-2026	97,000	103,381
U.S. Treasury Note	1.63	10-31-2026	94,000	100,220
U.S. Treasury Note	1.63	11-30-2026	97,000	103,449
U.S. Treasury Note	1.63	8-15-2029	157,000	167,855
U.S. Treasury Note	1.75	2-28-2022	129,000	131,439
U.S. Treasury Note	1.75	3-31-2022	128,000	130,600
U.S. Treasury Note	1.75	4-30-2022	126,000	128,737
U.S. Treasury Note	1.75	5-15-2022	111,000	113,471
U.S. Treasury Note	1.75	5-31-2022	149,000	152,428
U.S. Treasury Note	1.75	6-30-2022	149,000	152,620
U.S. Treasury Note	1.75	9-30-2022	144,000	148,061
U.S. Treasury Note	1.75	1-31-2023	129,000	133,334
U.S. Treasury Note	1.75	5-15-2023	113,000	117,290
U.S. Treasury Note	1.75	7-31-2024	110,000	116,011
U.S. Treasury Note	1.75	12-31-2024	99,000	104,859
U.S. Treasury Note	1.75	12-31-2026	99,000	106,355
U.S. Treasury Note	1.75	11-15-2029	178,000	192,261
U.S. Treasury Note	1.88	1-31-2022	157,000	159,968
U.S. Treasury Note	1.88	2-28-2022	153,000	156,108
U.S. Treasury Note	1.88	3-31-2022	153,000	156,347
U.S. Treasury Note	1.88	4-30-2022	153,000	156,562
U.S. Treasury Note	1.88	5-31-2022	128,000	131,170
U.S. Treasury Note	1.88	7-31-2022	149,000	153,109
U.S. Treasury Note	1.88	8-31-2022	142,000	146,110
U.S. Treasury Note	1.88	9-30-2022	144,000	148,365
U.S. Treasury Note	1.88	10-31-2022	143,000	147,564
U.S. Treasury Note	1.88	8-31-2024	125,000	132,524
U.S. Treasury Note	1.88	6-30-2026	98,000	105,718
U.S. Treasury Note	1.88	7-31-2026	99,000	106,854
U.S. Treasury Note	2.00	12-31-2021	155,000	157,894
U.S. Treasury Note	2.00	2-15-2022	133,000	135,790
U.S. Treasury Note	2.00	7-31-2022	144,000	148,236
U.S. Treasury Note	2.00	10-31-2022	143,000	147,882
U.S. Treasury Note	2.00	11-30-2022	129,000	133,616
U.S. Treasury Note	2.00	2-15-2023	118,000	122,637
U.S. Treasury Note	2.00	4-30-2024	123,000	130,356
U.S. Treasury Note	2.00	5-31-2024	123,000	130,519
U.S. Treasury Note	2.00	6-30-2024	123,000	130,678
U.S. Treasury Note	2.00	2-15-2025	289,000	309,377
U.S. Treasury Note	2.00	8-15-2025	220,000	236,921
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2020

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	2.00%	11-15-2026	$170,000	$ 184,975
U.S. Treasury Note	2.13	12-31-2021	126,000	128,510
U.S. Treasury Note	2.13	6-30-2022	126,000	129,765
U.S. Treasury Note	2.13	12-31-2022	129,000	134,125
U.S. Treasury Note	2.13	11-30-2023	110,000	116,291
U.S. Treasury Note	2.13	2-29-2024	128,000	135,835
U.S. Treasury Note	2.13	3-31-2024	127,000	134,918
U.S. Treasury Note	2.13	7-31-2024	123,000	131,389
U.S. Treasury Note	2.13	5-15-2025	234,000	252,519
U.S. Treasury Note	2.13	5-31-2026	97,000	105,866
U.S. Treasury Note	2.25	12-31-2023	127,000	134,913
U.S. Treasury Note	2.25	1-31-2024	127,000	135,101
U.S. Treasury Note	2.25	4-30-2024	120,000	128,161
U.S. Treasury Note	2.25	10-31-2024	121,000	130,255
U.S. Treasury Note	2.25	11-15-2024	290,000	312,362
U.S. Treasury Note	2.25	12-31-2024	118,000	127,329
U.S. Treasury Note	2.25	11-15-2025	219,000	239,104
U.S. Treasury Note	2.25	3-31-2026	99,000	108,552
U.S. Treasury Note	2.25	2-15-2027	196,000	216,580
U.S. Treasury Note	2.25	8-15-2027	101,000	111,948
U.S. Treasury Note	2.25	11-15-2027	99,000	109,882
U.S. Treasury Note	2.38	1-31-2023	144,000	150,694
U.S. Treasury Note	2.38	2-29-2024	84,000	89,782
U.S. Treasury Note	2.38	8-15-2024	289,000	311,443
U.S. Treasury Note	2.38	4-30-2026	98,000	108,190
U.S. Treasury Note	2.38	5-15-2027	164,000	182,866
U.S. Treasury Note	2.38	5-15-2029	90,000	101,658
U.S. Treasury Note	2.50	3-31-2023	83,000	87,390
U.S. Treasury Note	2.50	8-15-2023	102,000	108,263
U.S. Treasury Note	2.50	1-31-2024	103,000	110,343
U.S. Treasury Note	2.50	5-15-2024	281,000	302,767
U.S. Treasury Note	2.50	1-31-2025	116,000	126,499
U.S. Treasury Note	2.50	2-28-2026	97,000	107,511
U.S. Treasury Note	2.63	2-28-2023	146,000	153,819
U.S. Treasury Note	2.63	6-30-2023	83,000	88,103
U.S. Treasury Note	2.63	12-31-2023	97,000	104,101
U.S. Treasury Note	2.63	3-31-2025	114,000	125,231
U.S. Treasury Note	2.63	12-31-2025	97,000	107,848
U.S. Treasury Note	2.63	1-31-2026	95,000	105,784
U.S. Treasury Note	2.63	2-15-2029	181,000	207,676
U.S. Treasury Note	2.75	4-30-2023	82,000	86,952
U.S. Treasury Note	2.75	5-31-2023	82,000	87,131
U.S. Treasury Note	2.75	7-31-2023	80,000	85,350
U.S. Treasury Note	2.75	8-31-2023	145,000	154,974
U.S. Treasury Note	2.75	11-15-2023	134,000	143,930
U.S. Treasury Note	2.75	2-15-2024	217,000	234,377
U.S. Treasury Note	2.75	2-28-2025	121,000	133,351
U.S. Treasury Note	2.75	6-30-2025	119,000	131,932
U.S. Treasury Note	2.75	8-31-2025	122,000	135,625
U.S. Treasury Note	2.75	2-15-2028	189,000	216,641
U.S. Treasury Note	2.88	9-30-2023	148,000	158,979
U.S. Treasury Note	2.88	10-31-2023	84,000	90,418
U.S. Treasury Note	2.88	11-30-2023	76,000	81,970
U.S. Treasury Note	2.88	4-30-2025	114,000	126,638
U.S. Treasury Note	2.88	5-31-2025	117,000	130,158
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  27

Portfolio of investments—December 31, 2020

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	2.88%	7-31-2025	$118,000	$ 131,694
U.S. Treasury Note	2.88	11-30-2025	96,000	107,764
U.S. Treasury Note	2.88	8-15-2028	190,000	220,600
U.S. Treasury Note	3.00	9-30-2025	121,000	136,139
U.S. Treasury Note	3.00	10-31-2025	76,000	85,654
U.S. Treasury Note	3.13	11-15-2028	226,000	267,448
U.S. Treasury Note	6.00	2-15-2026	42,000	54,016
U.S. Treasury Note	6.25	8-15-2023	17,000	19,717
U.S. Treasury Note	6.50	11-15-2026	28,000	37,763
U.S. Treasury Note	6.63	2-15-2027	18,000	24,660
U.S. Treasury Note	6.75	8-15-2026	21,000	28,355
U.S. Treasury Note	7.13	2-15-2023	24,000	27,553
U.S. Treasury Note	7.25	8-15-2022	24,000	26,771
U.S. Treasury Note	7.50	11-15-2024	22,000	28,164
U.S. Treasury Note	7.63	11-15-2022	12,000	13,681
U.S. Treasury Note	7.63	2-15-2025	20,000	26,028
Total U.S. Treasury securities (Cost $26,878,451)				29,010,284

		Yield	Shares
Short-term investments: 1.15%
Investment companies: 1.15%
Securities Lending Cash Investments LLC ♠∩∞		0.16%	11,350	11,350
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	898,399	898,399
Total Short-term investments (Cost $909,749)				909,749
Total investments in securities (Cost $50,261,171)	98.16%			77,343,744
Other assets and liabilities, net	1.84			1,447,504
Total net assets	100.00%			$ 78,791,248

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2020
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Common stocks
Financials
Banks
Wells Fargo & Company	$337,379	$ 29,044	$ (34,927)	$ 1,734	$ (146,144)	$ 187,086	0.24%	6,199	$ 7,596
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	0	85,300	(73,950)	0	0	11,350		11,350	35 #
Wells Fargo Government Money Market Fund Select Class	126,233	19,657,510	(18,885,344)	0	0	898,399		898,399	3,963
						909,749	1.15
				$1,734	$(146,144)	$1,096,835	1.39%		$11,594

#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	19	3-19-2021	$3,477,899	$3,561,360	$ 83,461	$ 0
10-Year U.S. Treasury Notes	71	3-22-2021	9,780,233	9,803,547	23,314	0
U.S. Treasury Bond	1	3-22-2021	173,034	173,187	153	0
U.S. Ultra Bond	2	3-22-2021	427,138	427,125	0	(13)
2-Year U.S. Treasury Notes	4	3-31-2021	883,546	883,906	360	0
Short
5-Year U.S. Treasury Notes	(2)	3-31-2021	(251,932)	(252,328)	0	(396)
					$107,288	$(409)
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  29

Statement of assets and liabilities—December 31, 2020

Assets
Investments in unaffiliated securities (including $10,884 of securities loaned), at value (cost $49,162,371)	$ 76,246,909
Investments in affiliated securites, at value (cost $1,098,800)	1,096,835
Receivable for investments sold	1,029,511
Segregated cash for futures contracts	290,981
Receivable for dividends and interest	170,524
Receivable for daily variation margin on open futures contracts	32,621
Receivable for Fund shares sold	180
Receivable for securities lending income, net	27
Prepaid expenses and other assets	26,720
Total assets	78,894,308
Liabilities
Management fee payable	32,998
Payable for Fund shares redeemed	22,948
Distribution fee payable	18,201
Payable upon receipt of securities loaned	11,350
Custodian and accounting fee payable	7,554
Administration fee payable	5,823
Trustees’ fees and expenses payable	2,935
Payable for investments purchased	1,251
Total liabilities	103,060
Total net assets	$78,791,248
Net assets consist of
Paid-in capital	$ 45,589,576
Total distributable earnings	33,201,672
Total net assets	$78,791,248
Computation of net asset value per share
Net assets - Class 2	$ 78,791,248
Share outstanding - Class 2[1]	3,600,515
Net asset value per share - Class 2	$21.88
[1]	The Fund has an unlimited number of authorized shares
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo VT Index Asset Allocation Fund

Statement of operations—year ended December 31, 2020

Investment income
Dividends	$ 780,403
Interest	507,907
Income from affiliated securities	11,735
Total investment income	1,300,045
Expenses
Management fee	437,643
Administration fee - Class 2	58,352
Distribution fee - Class 2	179,558
Custody and accounting fees	36,470
Professional fees	43,561
Shareholder report expenses	29,533
Trustees’ fees and expenses	19,134
Other fees and expenses	25,320
Total expenses	829,571
Less: Fee waivers and/or expense reimbursements
Fund-level	(100,166)
Net expenses	729,405
Net investment income	570,640
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	6,181,795
Affiliated securities	1,734
Futures contracts	1,348,498
Net realized gains on investments	7,532,027
Net change in unrealized gains (losses) on
Unaffiliated securities	3,210,348
Affiliated securities	(146,144)
Futures contracts	148,890
Net change in unrealized gains (losses) on investments	3,213,094
Net realized and unrealized gains (losses) on investments	10,745,121
Net increase in net assets resulting from operations	$11,315,761
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  31

Statement of changes in net assets

	Year ended December 31, 2020		Year ended December 31, 2019
Operations
Net investment income		$ 570,640		$ 779,366
Net realized gains on investments		7,532,027		5,395,088
Net change in unrealized gains (losses) on investments		3,213,094		7,066,026
Net increase in net assets resulting from operations		11,315,761		13,240,480
Distributions to shareholders from
Net investment income and net realized gains - Class 2		(6,314,848)		(5,335,197)
Capital share transactions	Shares		Shares
Proceeds from shares sold - Class 2	180,317	3,691,931	75,995	1,504,042
Reinvestment of distributions - Class 2	318,519	6,314,848	269,720	5,335,197
Payment for shares redeemed - Class 2	(411,678)	(8,409,040)	(570,099)	(11,403,024)
Net increase (decrease) in net assets resulting from capital share transactions		1,597,739		(4,563,785)
Total increase in net assets		6,598,652		3,341,498
Net assets
Beginning of period		72,192,596		68,851,098
End of period		$78,791,248		$ 72,192,596
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo VT Index Asset Allocation Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 2	2020	2019	2018	2017	2016
Net asset value, beginning of period	$20.55	$18.42	$20.45	$19.16	$18.47
Net investment income	0.16	0.22	0.20	0.17	0.17
Net realized and unrealized gains (losses) on investments	3.04	3.42	(0.70)	2.12	1.22
Total from investment operations	3.20	3.64	(0.50)	2.29	1.39
Distributions to shareholders from
Net investment income	(0.17)	(0.22)	(0.20)	(0.15)	(0.17)
Net realized gains	(1.70)	(1.29)	(1.33)	(0.85)	(0.53)
Total distributions to shareholders	(1.87)	(1.51)	(1.53)	(1.00)	(0.70)
Net asset value, end of period	$21.88	$20.55	$18.42	$20.45	$19.16
Total return[1]	16.59%	20.16%	(2.90)%	12.25%	7.67%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.05%	1.05%	1.16%	1.10%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.78%	1.07%	0.94%	0.86%	0.93%
Supplemental data
Portfolio turnover rate	21%	4%	10%	10%	15%
Net assets, end of period (000s omitted)	$78,791	$72,193	$68,851	$81,956	$81,505

[1]	Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  33

Notes to financial statements
1. ORGANIZATION
Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

34  |  Wells Fargo VT Index Asset Allocation Fund

Notes to financial statements
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values and is subject to interest rate risk and equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2020, the aggregate cost of all investments for federal income tax purposes was $51,939,345 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$26,586,884
Gross unrealized losses	(1,075,606)
Net unrealized gains	$25,511,278

Wells Fargo VT Index Asset Allocation Fund  |  35

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 5,100,916	$0	$0	$ 5,100,916
Consumer discretionary	6,034,943	0	0	6,034,943
Consumer staples	3,089,503	0	0	3,089,503
Energy	1,082,822	0	0	1,082,822
Financials	4,954,460	0	0	4,954,460
Health care	6,385,017	0	0	6,385,017
Industrials	3,983,201	0	0	3,983,201
Information technology	13,087,451	0	0	13,087,451
Materials	1,247,488	0	0	1,247,488
Real estate	1,147,811	0	0	1,147,811
Utilities	1,310,099	0	0	1,310,099
U.S. Treasury securities	29,010,284	0	0	29,010,284
Short-term investments
Investment companies	909,749	0	0	909,749
	77,343,744	0	0	77,343,744
Futures contracts	107,288	0	0	107,288
Total assets	$77,451,032	$0	$0	$77,451,032
Liabilities
Futures contracts	$ 409	$0	$0	$ 409
Total liabilities	$ 409	$0	$0	$ 409
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail is included in the Portfolio of Investments.
For the year ended December 31, 2020, the Fund did not have any transfers into/out of Level 3.

36  |  Wells Fargo VT Index Asset Allocation Fund

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.600%
Next $500 million	0.550
Next $2 billion	0.500
Next $2 billion	0.475
Next $5 billion	0.440
Over $10 billion	0.430
For the year ended December 31, 2020, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fee
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of Class 2 shares.
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Funds Management has committed through April 30, 2021 to waive fees and/ or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.00% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Wells Fargo VT Index Asset Allocation Fund  |  37

Notes to financial statements
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2020 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$9,590,469	$5,154,045	$10,420,812	$8,569,979
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Inc.	$10,884	$(10,884)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the year ended December 31, 2020, the Fund entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy. The Fund had an average notional amount of $5,499,990 in long futures contracts and $1,198,430 in short futures contracts during the year ended December 31, 2020.
The cumulative unrealized gains (losses) reported in the table following the Portfolio of Investments represents the fair value of futures contracts at the end of the period. Only the current day’s variation margin as of December 31, 2020 is reported separately on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows for the Fund:
	Amount of realized gains on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$ 1,162,075	$ 83,461
Interest rate risk	186,423	65,429
	$1,348,498	$148,890
8. BANK BORROWINGS
The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based

38  |  Wells Fargo VT Index Asset Allocation Fund

Notes to financial statements
on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended December 31, 2020, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 were as follows:
	Year ended December 31
	2020	2019
Ordinary income	$ 769,127	$ 801,395
Long-term capital gain	5,545,721	4,533,802
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$755,191	$6,935,203	$25,511,278
10. CONCENTRATION RISK
Concentration risk results from exposure to a limited number of sectors. As of the end of the period, the Fund concentrated its portfolio in investments related to information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
11. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
12. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
13. SUBSEQUENT EVENT
On February 23, 2021, Wells Fargo announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund’s principal underwriter. As part of the transaction, Wells Fargo will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and sub-advisory agreement(s). The Fund’s Board of Trustees will be asked to approve new investment management

Wells Fargo VT Index Asset Allocation Fund  |  39

Notes to financial statements
arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
14. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

40  |  Wells Fargo VT Index Asset Allocation Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo VT Index Asset Allocation Fund (the Fund), one of the funds constituting Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
February 25, 2021

Wells Fargo VT Index Asset Allocation Fund  |  41

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 62.74% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2020.
Pursuant to Section 852 of the Internal Revenue Code, $5,545,721 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2020
For the fiscal year ended December 31, 2020, 27.78% of the ordinary income distributed was derived from interest on U.S. government securities.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 29.77% of ordinary income dividends qualify as interest dividends for the fiscal year ended December 31, 2020.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-260-5969, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

42  |  Wells Fargo VT Index Asset Allocation Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo VT Index Asset Allocation Fund  |  43

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

44  |  Wells Fargo VT Index Asset Allocation Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  Jeremy DePalma acts as Treasurer of 77 funds in the Fund Complex.
2  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wfam.com.

Wells Fargo VT Index Asset Allocation Fund  |  45

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind— including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0121-00262 02-21
AVT2/AR148 12-20

Annual Report
December 31, 2020
Wells Fargo
VT International Equity Fund

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The views expressed and any forward-looking statements are as of December 31, 2020, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo VT International Equity Fund  |  1

Letter to shareholders (unaudited)
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo VT International Equity Fund for the 12-month period that ended December 31, 2020. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks fared well overall, benefiting from strong central bank support. Bonds generally had modestly positive returns, providing some measure of diversification during turbulent market stretches.
For the 12-month period, equities had solid returns, more than making up for intense volatility in March. Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index1, gained 18.40%. International stocks, as measured by the MSCI ACWI ex USA Index (Net)2, returned 10.65%, while the MSCI EM Index (Net)3 had stronger performance, with a 18.31% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 7.51%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged)5 gained 10.11%, and the Bloomberg Barclays Municipal Bond Index6 returned 5.21% while the ICE BofA U.S. High Yield Index7 returned 6.17%.
The mood changed soon after the year began.
A year-end 2019 rally continued in early January 2020. However, market volatility spiked in late January on concerns over the potential impact of COVID-19 on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled.
Fears over the spread of COVID-19 and its impact on global growth led to a sharp downturn by late February. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of crude oil to plummet.
Andrew Owen
President
Wells Fargo Funds
“Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo VT International Equity Fund

Letter to shareholders (unaudited)
The global spread of COVID-19 led country after country to clamp down on social- and business-related activity in order to contain the virus. This sent economies into a deep contraction. Central banks responded by slashing interest rates and expanding quantitative easing programs to restore liquidity and market confidence. The U.S. Federal Reserve (Fed) launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled, ending the longest bull stock market in U.S. history.
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.
By June, economies reopened and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the July expiration of the $600 weekly bonus unemployment benefit. Relatively strong second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.

Wells Fargo VT International Equity Fund  |  3

Letter to shareholders (unaudited)
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-260-5969.

4  |  Wells Fargo VT International Equity Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Manager
Wells Fargo Funds Management, LLC
Subadviser
Wells Capital Management Incorporated
Portfolio managers
Venkateshwar (Venk) Lal
Dale A. Winner, CFA®‡
Average annual total returns (%) as of December 31, 2020
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class 1	8-17-1998	4.89*	5.36	4.11	1.13	0.69
Class 2	7-31-2002	4.93*	5.18	3.89	1.38	0.94
MSCI ACWI ex USA Index (Net)[3]	–	10.65	8.93	4.92	–	–
MSCI ACWI ex USA Value Index (Net)[4]	–	-0.77	5.70	2.78	–	–
* Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Shares are sold without a front-end sales charge or contingent deferred sales charge.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.
Please see footnotes on page 7.

6  |  Wells Fargo VT International Equity Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of December 31, 2020[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through April 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.69% for Class 1 and 0.94% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[4]	The MSCI ACWI ex USA Value Index (Net) measures the equity market performance of large- and mid-cap securities exhibiting overall value style characteristics across developed and emerging market countries, excluding the United States. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield. You cannot invest directly in an index.
[5]	The chart compares the performance of Class 2 shares for the most recent ten years with the MSCI ACWI ex USA Index (Net) and the MSCI ACWI ex USA Value Index (Net). The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
[6]	The MSCI World Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. You cannot invest directly in an index.
[7]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[8]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
[9]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
[10]	The Chicago Board Options Exchange (CBOE) Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market's expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.
[11]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Wells Fargo VT International Equity Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed the MSCI ACWI ex USA Index (Net) while outperforming the MSCI ACWI ex USA Value Index (Net) for the 12-month period that ended December 31, 2020.
■	Information technology (IT), communication services, and consumer staples were relative performance laggards. Financials, consumer discretionary, and materials contributed to performance.
■	▪ The Fund remained overweight Europe, including overweights to the Netherlands, the U.K., Norway, and Italy, partly offset by underweights to Sweden, Switzerland, Spain, and France. The Fund was underweight Asia on a regional basis, including average underweights to Japan, Taiwan, and Australia, partly offset by overweights to Korea, Singapore, and China/Hong Kong.
A first-quarter sharp decline was erased by a historic rally.
International markets declined 34.4% from peak to trough in the first quarter as a result of the COVID-19 pandemic but rebounded 66.0% through the end of the year, driven by a historic monetary, fiscal, and health care response, resulting in a one-year return of 10.7% for the MSCI ACWI ex USA Index (Net). In this environment, the global purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, fell to historic lows in April but quickly returned to expansionary territory in July with the global manufacturing PMI reaching 53.8 in November and December, the highest level since February 2018. Developed market equities, represented by the MSCI World Index (Net)6, returned 15.9%, underperforming emerging markets, represented by the MSCI EM Index (Net)7, which gained 18.3%. Overall, traditional value sectors underperformed growth during the year by the greatest margin since MSCI introduced the subindexes in 1997. However, the value index outperformed growth in the fourth quarter for the first time in seven quarters.
Our investment and risk management process of finding non-consensus undervalued equities, marrying core micro stock picking with macro risk management in each region of the globe, resulted in shifts to sector and country allocations. This included an increase in exposure to consumer discretionary, financials, health care, Korea, Denmark, and Australia. We reduced allocations to energy, communication services, industrials, Italy, the U.K., and Singapore. Notable position changes included the addition of Nomad Foods Limited, Europe’s leading frozen-food company and one of the largest in the world, and Tech Mahindra Limited, a leading Indian IT services firm providing digital transformation, consulting, and business process engineering and outsourcing services. The Fund notably exited Eni S.p.A., an Italian energy company, due to demand destruction from the COVID-19 outbreak; accelerating environmental, social, and governance pressure in Europe; and the Russia-Saudi oil price war, which dramatically changed our previously constructive view on Brent Crude Oil. The Fund also exited Melrose Industries plc, a U.K.-domiciled investment company, given challenges in the aerospace — civil aerospace, in particular — and automotive space during the pandemic.
Weakness in Japan, the U.K., and Switzerland offset annual gains.
Detractors included Alps Alpine Company, Limited, and Melrose Industries. Alps Alpine, a Japanese manufacturer of electronic components for autos and smartphone cameras, recently reported quarterly results including operating profit of 3 billion yen, up from a loss of 6.5 billion yen the previous quarter, primarily due to better-than-expected cost-cutting. However, profitability in camera actuators for iPhones, its key product, declined, resulting in earnings and price-target downgrades.
Ten largest holdings (%) as of December 31, 2020[8]
LafargeHolcim Limited	3.01
DNB ASA	2.95
Hitachi Limited	2.94
NN Group NV	2.91
Rheinmetall AG	2.86
Mobile TeleSystems PJSC ADR	2.81
Hana Financial Group Incorporated	2.80
Mitsubishi UFJ Financial Group Incorporated	2.78
Samsung Electronics Company Limited GDR	2.74
Nomad Foods Limited	2.73
Please see footnotes on page 7.

8  |  Wells Fargo VT International Equity Fund

Performance highlights (unaudited)
Contributors included stock selection in China, Canada, and the U.S.
Over the past 12 months, contributions to performance were driven largely by stock selection in China/Hong Kong, Canada, and the U.S. Xinyi Glass Holdings Limited, a Chinese float glass manufacturer benefiting from industry supply constraints, capacity expansion, and line extensions, outperformed given a strong rebound in the float glass price from demand improvement, particularly in the area of property completion and limited supply expansion; lower cost of goods sold from lower soda ash and liquefied natural gas, which should result in improved profit margins; and capacity expansion from the acquisition of three float glass production lines. Lundin Mining Corporation, a Canadian miner, reported strong third-quarter results due to copper, nickel, and zinc pricing improvement.
Our outlook is neutral in the short-term and constructive in the long term.
Our short-term outlook is neutral. The market has traversed the initial panic sell-off and relief rally phases and may now be nearing the end of the relapse correction phase. First, the market has experienced two recent corrections with the S&P 500 Index9 declining 10% in September and 7.5% in October. Second, the global economic recovery is continuing, illustrated by a seventh consecutive gain in the global manufacturing PMI in November, holding at 53.8 in the final two months of the year, the highest level since February 2018. Third, there have been multiple breakouts of the U.S. 10-year Treasury yield from the 0.6% to 0.8% range, where it spent most of the April-to-October period. Fourth quarter, volatility, as measured by the CBOE VIX10 was in the low 20s at year-end. Fifth, shortly after year-end, Joe Biden was confirmed president-elect by the U.S. Congress. Finally, the COVID-19 vaccine has made good early progress, with Pfizer/Moderna/AstraZeneca trials showing 90% to 95% efficacy.
Our longer-term outlook remains constructive. The COVID-19-induced recession and bear market is over and a new economic recovery has begun, supported by aggressive monetary, fiscal, and health care responses and a globally synchronized recovery. First, the U.S. Federal Reserve’s pivot to targeting an average 2% inflation was a policy inflection point that will allow inflation to run higher and aid a recovery in employment. This is expected to anchor short-term rates at close to zero for two to three years and potentially steepen yield curves as longer-term rates start to forecast economic normalization. Other central banks could follow suit. Second, fiscal stimulus continues with the historic €750 billion European Union recovery fund and likely increased fiscal spending in the U.S. and globally on infrastructure and green technology post-inauguration. Third, the COVID-19 health care response is improving in terms of progress on rapid testing, treatment, and the rollout of vaccines. Finally, global growth prospects are improving as the Organisation for Economic Co-operation and Development recently upgraded global gross domestic product forecasts for 2020 from -4.5% in September to -4.2% in December and is forecasting +4.2% for 2021.
Our outlook is cautious yet confident.
As we look out over the next 12 months, we believe volatility could remain elevated as the duration and full impact of the virus is unknown. We believe it is prudent to protect the Fund’s downside risks as we look for investment opportunities to present themselves. We do not focus on forecasting future macroeconomic news or the short-term direction of the market. Through our bottom-up stock selection process, we focus on investing in companies that we believe have the potential to generate strong cash flows and have the balance sheet flexibility to make intelligent investment decisions. In our view, this approach may better position our investments to reap outsized rewards relative to the level of risk being taken. Because of this disciplined investment process, we remain confident in our ability to navigate all economic environments over the long term.
Sector distribution as of December 31, 2020[11]
Geographic allocation as of December 31, 2020[11]

Please see footnotes on page 7.

Wells Fargo VT International Equity Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2020	Ending account value 12-31-2020	Expenses paid during the period[1]	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,281.18	$3.96	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.51	0.69%
Class 2
Actual	$1,000.00	$1,280.97	$5.39	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.77	0.94%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo VT International Equity Fund

Portfolio of investments—December 31, 2020

	Shares	Value
Common stocks: 97.89%
Australia: 2.16%
Qantas Airways Limited (Industrials, Airlines)†	431,426	1,613,148
Brazil: 1.76%
Banco do Brasil SA (Financials, Banks)	174,300	1,310,331
Canada: 3.47%
Home Capital Group Incorporated (Financials, Thrifts & mortgage finance)†	40,500	944,968
Lundin Mining Corporation (Materials, Metals & mining)	185,172	1,643,840
		2,588,808
China: 9.02%
Alibaba Group Holding Limited ADR (Consumer discretionary, Internet & direct marketing retail)†	22,304	669,196
HollySys Automation Technologies Limited (Information technology, Electronic equipment, instruments & components)	39,681	582,914
LONGi Green Energy Technology Company Limited Class A (Information technology, Semiconductors & semiconductor equipment)	34,600	487,801
Midea Group Company Limited Class A (Consumer discretionary, Household durables)	83,798	1,261,365
Oppein Home Group Incorporated Class A (Consumer discretionary, Household durables)	45,640	938,650
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health care, Health care providers & services)	756,000	1,332,090
Topsports International Holdings Limited (Consumer discretionary, Specialty retail)144A	978,000	1,463,383
		6,735,399
Denmark: 2.21%
Danske Bank AS (Financials, Banks)†	99,813	1,649,650
France: 5.02%
Compagnie de Saint-Gobain SA (Industrials, Building products)†	40,102	1,837,148
Sanofi SA (Health care, Pharmaceuticals)	19,860	1,909,417
		3,746,565
Germany: 6.04%
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	5,050	1,500,487
Rheinmetall AG (Industrials, Industrial conglomerates)	20,122	2,130,467
Siemens AG (Industrials, Industrial conglomerates)	5,395	777,130
Siemens Energy AG (Industrials, Electrical equipment)†	2,697	98,844
		4,506,928
Hong Kong: 2.52%
Xinyi Glass Holdings Limited (Consumer discretionary, Auto components)	674,000	1,882,257
India: 2.57%
Tech Mahindra Limited (Information technology, IT services)	144,228	1,921,000
Ireland: 1.05%
Greencore Group plc (Consumer staples, Food products)	492,911	785,275
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT International Equity Fund  |  11

Portfolio of investments—December 31, 2020

	Shares	Value
Israel: 2.52%
Check Point Software Technologies Limited (Information technology, Software)†	14,141	$ 1,879,480
Italy: 1.33%
Prysmian SpA (Industrials, Electrical equipment)	27,800	989,475
Japan: 11.62%
Alps Electric Company Limited (Information technology, Electronic equipment, instruments & components)	99,100	1,307,616
Daiwa Securities Group Incorporated (Financials, Capital markets)	346,100	1,576,428
Hitachi Limited (Information technology, Electronic equipment, instruments & components)	55,500	2,190,546
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	467,600	2,070,354
Takeda Pharmaceutical Company Limited (Health care, Pharmaceuticals)	42,100	1,523,572
		8,668,516
Luxembourg: 0.89%
ArcelorMittal (Materials, Metals & mining)†	28,749	663,089
Netherlands: 6.47%
Koninklijke Philips NV (Health care, Health care equipment & supplies)†	28,250	1,510,919
NN Group NV (Financials, Insurance)	50,031	2,171,607
OCI NV (Materials, Chemicals)†	59,628	1,145,116
		4,827,642
Norway: 2.95%
DNB ASA (Financials, Banks)†	112,471	2,203,938
Russia: 2.81%
Mobile TeleSystems PJSC ADR (Communication services, Wireless telecommunication services)	234,316	2,097,128
South Korea: 9.17%
Coway Company Limited (Consumer discretionary, Household durables)†	27,151	1,819,523
Hana Financial Group Incorporated (Financials, Banks)	65,656	2,091,232
Samsung Electronics Company Limited GDR (Information technology, Technology hardware, storage & peripherals)144A	1,120	2,044,000
SK Telecom Company Limited (Communication services, Wireless telecommunication services)	4,028	885,215
		6,839,970
Switzerland: 3.01%
LafargeHolcim Limited (Materials, Construction materials)	40,893	2,244,525
Thailand: 0.87%
Siam Commercial Bank plc (Financials, Banks)	221,300	646,320
United Kingdom: 13.09%
ConvaTec Limited (Health care, Health care equipment & supplies)144A	414,449	1,128,985
Fresnillo plc (Materials, Metals & mining)	22,634	349,603
John Wood Group plc (Energy, Energy equipment & services)†	229,919	975,314
Kingfisher plc (Consumer discretionary, Specialty retail)†	253,919	938,922
Man Group plc (Financials, Capital markets)	913,476	1,723,867
Nomad Foods Limited (Consumer staples, Food products)†	80,154	2,037,515
Sensata Technologies Holding plc (Industrials, Electrical equipment)†	16,927	892,730
Smiths Group plc (Industrials, Industrial conglomerates)	83,767	1,723,426
		9,770,362
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo VT International Equity Fund

Portfolio of investments—December 31, 2020

	Shares	Value
United States: 7.34%
Advance Auto Parts Incorporated (Consumer discretionary, Specialty retail)	5,250	$ 826,928
Berry Global Group Incorporated (Materials, Containers & packaging)†	23,859	1,340,637
Gentex Corporation (Consumer discretionary, Auto components)	45,392	1,540,151
Samsonite International SA (Consumer discretionary, Textiles, apparel & luxury goods)†	999,000	1,770,569
		5,478,285
Total Common stocks (Cost $61,600,075)		73,048,091

		Yield
Short-term investments: 2.02%
Investment companies: 2.02%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03%	1,508,148	1,508,148
Total Short-term investments (Cost $1,508,148)				1,508,148
Total investments in securities (Cost $63,108,223)	99.91%			74,556,239
Other assets and liabilities, net	0.09			70,538
Total net assets	100.00%			$ 74,626,777

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
GDR	Global depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC*	$ 664,309	$ 1,004,539	$ (1,668,850)	$2	$0	$ 0		0	$ 624#
Wells Fargo Government Money Market Fund Select Class	1,474,228	30,103,401	(30,069,481)	0	0	1,508,148		1,508,148	7,134
				$2	$0	$1,508,148	2.02%		$7,758

*	No longer held at the end of period
#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT International Equity Fund  |  13

Portfolio of investments—December 31, 2020
Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
903,000 GBP	1,200,602 USD	Barclays Bank plc	2-18-2021	$ 34,629	$ 0
1,191,864 USD	903,000 GBP	Barclays Bank plc	2-18-2021	0	(43,367)
				$34,629	$(43,367)
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo VT International Equity Fund

Statement of assets and liabilities—December 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $61,600,075)	$ 73,048,091
Investments in affiliated securites, at value (cost $1,508,148)	1,508,148
Cash	90,678
Receivable for dividends	355,223
Foreign currency, at value (cost $113,970)	114,665
Unrealized gains on forward foreign currency contracts	34,629
Receivable for Fund shares sold	19
Prepaid expenses and other assets	1,898
Total assets	75,153,351
Liabilities
Payable for investments purchased	189,066
Management fee payable	174,449
Payable for Fund shares redeemed	58,612
Unrealized losses on forward foreign currency contracts	43,367
Distribution fee payable	13,044
Administration fees payable	5,479
Trustees’ fees and expenses payable	4,009
Accrued expenses and other liabilities	38,548
Total liabilities	526,574
Total net assets	$74,626,777
Net assets consist of
Paid-in capital	$ 73,554,737
Total distributable earnings	1,072,040
Total net assets	$74,626,777
Computation of net asset value per share
Net assets – Class 1	$ 17,459,353
Shares outstanding – Class 1[1]	9,438,883
Net asset value per share – Class 1	$1.85
Net assets – Class 2	$ 57,167,424
Shares outstanding – Class 2[1]	29,870,506
Net asset value per share – Class 2	$1.91
[1]	The Fund has an unlimited number of authorized shares
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT International Equity Fund  |  15

Statement of operations—year ended December 31, 2020

Investment income
Dividends (net of foreign withholdings taxes of $179,655)	$ 1,532,794
Income from affiliated securities	7,757
Total investment income	1,540,551
Expenses
Management fee	540,905
Administration fees
Class 1	12,974
Class 2	41,116
Distribution fee
Class 2	128,266
Custody and accounting fees	55,939
Professional fees	46,311
Shareholder report expenses	30,488
Trustees’ fees and expenses	19,862
Other fees and expenses	17,112
Total expenses	892,973
Less: Fee waivers and/or expense reimbursements
Fund-level	(297,954)
Net expenses	595,019
Net investment income	945,532
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(9,172,080)
Affiliated securities	2
Forward foreign currency contracts	(240,342)
Net realized losses on investments	(9,412,420)
Net change in unrealized gains (losses) on
Unaffiliated securities	10,480,272
Forward foreign currency contracts	79,507
Net change in unrealized gains (losses) on investments	10,559,779
Net realized and unrealized gains (losses) on investments	1,147,359
Net increase in net assets resulting from operations	$ 2,092,891
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo VT International Equity Fund

Statement of changes in net assets

	Year ended December 31, 2020		Year ended December 31, 2019
Operations
Net investment income		$ 945,532		$ 1,907,276
Net realized losses on investments		(9,412,420)		(1,090,787)
Net change in unrealized gains (losses) on investments		10,559,779		10,994,817
Net increase in net assets resulting from operations		2,092,891		11,811,306
Distributions to shareholders from
Net investment income and net realized gains
Class 1		(472,932)		(9,077,111)
Class 2		(1,308,572)		(27,331,240)
Total distributions to shareholders		(1,781,504)		(36,408,351)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	514,844	744,962	386,051	874,936
Class 2	1,093,316	1,614,560	803,693	1,889,549
		2,359,522		2,764,485
Reinvestment of distributions
Class 1	319,548	472,932	5,186,921	9,077,111
Class 2	849,722	1,308,572	15,100,133	27,331,240
		1,781,504		36,408,351
Payment for shares redeemed
Class 1	(2,281,763)	(3,640,125)	(1,474,212)	(3,230,199)
Class 2	(4,910,668)	(7,964,863)	(3,468,601)	(7,885,488)
		(11,604,988)		(11,115,687)
Net increase (decrease) in net assets resulting from capital share transactions		(7,463,962)		28,057,149
Total increase (decrease) in net assets		(7,152,575)		3,460,104
Net assets
Beginning of period		81,779,352		78,319,248
End of period		$ 74,626,777		$ 81,779,352
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT International Equity Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 1	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.83	$2.85	$5.34	$4.41	$4.82
Net investment income	0.03 [1]	0.06 [1]	0.10 [1]	0.12 [1]	0.11 [1]
Net realized and unrealized gains (losses) on investments	0.04	0.34	(0.77)	0.96	(0.01)
Total from investment operations	0.07	0.40	(0.67)	1.08	0.10
Distributions to shareholders from
Net investment income	(0.05)	(0.13)	(0.61)	(0.15)	(0.15)
Net realized gains	0.00	(1.29)	(1.21)	0.00	(0.36)
Total distributions to shareholders	(0.05)	(1.42)	(1.82)	(0.15)	(0.51)
Net asset value, end of period	$1.85	$1.83	$2.85	$5.34	$4.41
Total return[2]	4.31%	16.14%	(16.86)%	24.86%	3.25%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.13%	1.12%	0.95%	0.95%
Net expenses	0.69%	0.69%	0.69%	0.69%	0.69%
Net investment income	1.59%	2.55%	2.41%	2.41%	2.49%
Supplemental data
Portfolio turnover rate	80%	48%	51%	55%	77%
Net assets, end of period (000s omitted)	$17,459	$19,872	$19,315	$28,001	$25,137

[1]	Calculated based upon average shares outstanding
[2]	Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo VT International Equity Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 2	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.89	$2.89	$5.38	$4.45	$4.84
Net investment income	0.03 [1]	0.05 [1]	0.09 [1]	0.11 [1]	0.10
Net realized and unrealized gains (losses) on investments	0.03	0.36	(0.78)	0.96	0.00
Total from investment operations	0.06	0.41	(0.69)	1.07	0.10
Distributions to shareholders from
Net investment income	(0.04)	(0.12)	(0.59)	(0.14)	(0.13)
Net realized gains	0.00	(1.29)	(1.21)	0.00	(0.36)
Total distributions to shareholders	(0.04)	(1.41)	(1.80)	(0.14)	(0.49)
Net asset value, end of period	$1.91	$1.89	$2.89	$5.38	$4.45
Total return[2]	3.83%	16.10%	(17.28)%	24.34%	3.30%
Ratios to average net assets (annualized)
Gross expenses	1.38%	1.38%	1.30%	1.20%	1.20%
Net expenses	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income	1.34%	2.30%	1.82%	2.18%	2.25%
Supplemental data
Portfolio turnover rate	80%	48%	51%	55%	77%
Net assets, end of period (000s omitted)	$57,167	$61,907	$59,004	$318,202	$288,628

[1]	Calculated based upon average shares outstanding
[2]	Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT International Equity Fund  |  19

Notes to financial statements
1. ORGANIZATION
Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT International Equity Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On December 31, 2020, such fair value pricing was used in pricing certain foreign securities.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign

20  |  Wells Fargo VT International Equity Fund

Notes to financial statements
withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Wells Fargo VT International Equity Fund  |  21

Notes to financial statements
As of December 31, 2020, the aggregate cost of all investments for federal income tax purposes was $64,981,475 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$12,154,856
Gross unrealized losses	(2,588,830)
Net unrealized gains	$ 9,566,026
As of December 31, 2020, the Fund had capital loss carryforwards which consisted of $1,749,723 in short-term capital losses and $7,609,870 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22  |  Wells Fargo VT International Equity Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$ 1,613,148	$ 0	$0	$ 1,613,148
Brazil	0	1,310,331	0	1,310,331
Canada	2,588,808	0	0	2,588,808
China	6,735,399	0	0	6,735,399
Denmark	0	1,649,650	0	1,649,650
France	3,746,565	0	0	3,746,565
Germany	98,844	4,408,084	0	4,506,928
Hong Kong	1,882,257	0	0	1,882,257
India	1,921,000	0	0	1,921,000
Ireland	785,275	0	0	785,275
Israel	1,879,480	0	0	1,879,480
Italy	0	989,475	0	989,475
Japan	0	8,668,516	0	8,668,516
Luxembourg	663,089	0	0	663,089
Netherlands	4,827,642	0	0	4,827,642
Norway	0	2,203,938	0	2,203,938
Russia	2,097,128	0	0	2,097,128
South Korea	2,044,000	4,795,970	0	6,839,970
Switzerland	0	2,244,525	0	2,244,525
Thailand	646,320	0	0	646,320
United Kingdom	9,770,362	0	0	9,770,362
United States	5,478,285	0	0	5,478,285
Short-term investments
Investment companies	1,508,148	0	0	1,508,148
Forward foreign currency contract	0	34,629	0	34,629
Total assets	$48,285,750	$26,305,118	$0	$74,590,868
Liabilitites
Forward foreign currency contract	$ 0	$ 43,367	$0	$ 43,367
Total liabilities	$ 0	$ 43,367	$0	$ 43,367
Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail is included in the Portfolio of Investments.
For the year ended December 31, 2020, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in

Wells Fargo VT International Equity Fund  |  23

Notes to financial statements
connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Over $10 billion	0.630
For the year ended December 31, 2020, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account services and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through April 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.69% for Class 1 shares and 0.94% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2020 were $52,380,344 and $60,179,234, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and

24  |  Wells Fargo VT International Equity Fund

Notes to financial statements
the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2020, the Fund did not have any securities on loan.
7. DERIVATIVE TRANSACTIONS
During the year ended December 31, 2020, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $1,509,968 and $3,456,462 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended December 31, 2020.
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Barclays Bank plc	$34,629	$(34,629)	$0	$0

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Barclays Bank plc	$43,367	$(34,629)	$0	$8,738
8. BANK BORROWINGS
The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended December 31, 2020, there were no borrowings by the Fund under the agreement.

Wells Fargo VT International Equity Fund  |  25

Notes to financial statements
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 were as follows:
	Year ended December 31
	2020	2019
Ordinary income	$1,781,504	$ 9,446,993
Long-term capital gain	0	26,961,358
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$870,186	$9,566,722	$(9,359,593)
10. CONCENTRATION RISKS
Concentration risks result from exposure to a limited number of geographic regions. As of the end of the period, the Fund invested a concentration of its portfolio in Asia/Pacific ex-Japan and Europe . A fund that invests a substantial portion of its assets in any geographic region may be more affected by changes in that geographic region than would be a fund whose investments are not heavily weighted in any geographic region.
11. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
12. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
13. SUBSEQUENT EVENT
On February 23, 2021, Wells Fargo announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund’s principal underwriter. As part of the transaction, Wells Fargo will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and sub-advisory agreement(s). The Fund’s Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.

26  |  Wells Fargo VT International Equity Fund

Notes to financial statements
14. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo VT International Equity Fund  |  27

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo VT International Equity Fund (the Fund), one of the funds constituting Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
February 25, 2021

28  |  Wells Fargo VT International Equity Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 3.58% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2020.
For the fiscal year ended December 31, 2020, $22,941 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended December 31, 2020. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.
Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$153,330	$$0.0039	100%
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-260-5969, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo VT International Equity Fund  |  29

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

30  |  Wells Fargo VT International Equity Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo VT International Equity Fund  |  31

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  Jeremy DePalma acts as Treasurer of 77 funds in the Fund Complex.
2  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wfam.com.

32  |  Wells Fargo VT International Equity Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind— including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0121-00265 02-21
AVT3/AR149 12-20

Annual Report
December 31, 2020
Wells Fargo
VT Omega Growth Fund

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The views expressed and any forward-looking statements are as of December 31, 2020, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo VT Omega Growth Fund  |  1

Letter to shareholders (unaudited)
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo VT Omega Growth Fund for the 12-month period that ended December 31, 2020. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks fared well overall, benefiting from strong central bank support. Bonds generally had modestly positive returns, providing some measure of diversification during turbulent market stretches.
For the 12-month period, equities had solid returns, more than making up for intense volatility in March. Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index1, gained 18.40%. International stocks, as measured by the MSCI ACWI ex USA Index (Net)2, returned 10.65%, while the MSCI EM Index (Net)3 had stronger performance, with a 18.31% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 7.51%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged)5 gained 10.11%, and the Bloomberg Barclays Municipal Bond Index6 returned 5.21% while the ICE BofA U.S. High Yield Index7 returned 6.17%.
The mood changed soon after the year began.
A year-end 2019 rally continued in early January 2020. However, market volatility spiked in late January on concerns over the potential impact of COVID-19 on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled.
Fears over the spread of COVID-19 and its impact on global growth led to a sharp downturn by late February. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of crude oil to plummet.
Andrew Owen
President
Wells Fargo Funds
“Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo VT Omega Growth Fund

Letter to shareholders (unaudited)
The global spread of COVID-19 led country after country to clamp down on social- and business-related activity in order to contain the virus. This sent economies into a deep contraction. Central banks responded by slashing interest rates and expanding quantitative easing programs to restore liquidity and market confidence. The U.S. Federal Reserve (Fed) launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled, ending the longest bull stock market in U.S. history.
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.
By June, economies reopened and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the July expiration of the $600 weekly bonus unemployment benefit. Relatively strong second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.

Wells Fargo VT Omega Growth Fund  |  3

Letter to shareholders (unaudited)
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-260-5969.

4  |  Wells Fargo VT Omega Growth Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Manager
Wells Fargo Funds Management, LLC
Subadviser
Wells Capital Management Incorporated
Portfolio managers
Michael T. Smith, CFA®‡
Christopher J. Warner, CFA®‡
Average annual total returns (%) as of December 31, 2020
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class 1	3-6-1997	43.41	21.91	16.40	0.82	0.75
Class 2	7-31-2002	43.18	21.63	16.12	1.07	1.00
Russell 3000® Growth Index[3]	–	38.26	20.67	16.93	–	–
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Shares are sold without a front-end sales charge or a contingent deferred sales charge.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.
Please see footnotes on page 7.

6  |  Wells Fargo VT Omega Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of December 31, 2020[4]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through April 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class 1 and 1.00% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
[4]	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
[5]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
[6]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
* This security was no longer held at the end of the reporting period.

Wells Fargo VT Omega Growth Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended December 31, 2020.
■	Stock selection in the information technology (IT) and consumer discretionary sectors contributed to the Fund’s results.
■	Non-ownership and select positions in IT, along with holdings in the materials sector, detracted from relative performance.
A global pandemic triggered a massive policy response and remarkable health care innovations.
Over the past year, global economies shifted from long-toothed bull markets to rapid recessions, spurred by a global pandemic and shelter-at-home orders. Central banks and governments rallied quickly to prevent a possible depression by proposing massive stimulus packages. Within the United States, the Federal Reserve took extraordinary measures to provide liquidity. Optimism grew among equity investors as consumers reestablished confidence and progress was made toward therapeutic treatments for the coronavirus. As 2020 came to a close, markets rallied on the speed and efficacy of a COVID-19 vaccine and prospects of further reopening of the economy.
Despite the heightened volatility, we have not significantly repositioned the Fund. Our investment process has long focused on companies harnessing technology to create superior growth. The Fund remains positioned toward companies that we believe are on the right side of change. As a result, along with strong stock selection, our portfolios were well positioned for the market environment in 2020.
Stock selection in the IT and consumer discretionary sectors contributed to relative performance.
Within IT, Square, Incorporated, contributed to the portfolio. Square is a leading IT company that enables small businesses to accept credit card and digital payments. Its ease-of-use technology allows Square to outgrow payment processing peers that focus primarily on larger businesses. In addition, Square is the developer of the Cash App virtual wallet, which saw rapid user growth in 2020. The Cash App provides the functionality of debit cards to those who lack access to bank accounts.
Within consumer discretionary, MercadoLibre, Incorporated, contributed to performance. MercadoLibre is the dominant Latin American e-commerce provider, where e-commerce penetration rates are accelerating but remain far below that of developed countries. The company also owns MercadoPago, a digital payment application that has been fueling strong growth and is now the leading online payment solution in Latin America. In addition to growth in the core e-commerce marketplace, we believe MercadoPago will significantly contribute to earnings going forward.
Select positions within IT and materials detracted from relative performance.
Within IT, not having a position in Apple Incorporated significantly detracted from relative performance. Though it’s a high-quality enterprise, after considerable research, we have determined Apple does not meet our investment criteria for organic growth.
Also within IT, shares of Euronet Worldwide, Incorporated, underperformed as a result of the coronavirus crisis. Euronet is an electronic payments and financial transaction processor for banks and retailers, with most of its transactions originating from tourism in Europe. As travel ground to a halt, lower transaction volumes at automated teller machines exerted pressure on the shares.
Ten largest holdings (%) as of December 31, 2020[5]
Microsoft Corporation	8.71
Amazon.com Incorporated	8.25
Alphabet Incorporated Class A	4.09
Visa Incorporated Class A	3.21
PayPal Holdings Incorporated	2.93
UnitedHealth Group Incorporated	2.76
MercadoLibre Incorporated	2.54
Chipotle Mexican Grill Incorporated	2.44
ServiceNow Incorporated	2.42
Align Technology Incorporated	2.28
Please see footnotes on page 7.

8  |  Wells Fargo VT Omega Growth Fund

Performance highlights (unaudited)
Within materials, shares of Vulcan Materials Company* underperformed as investors became concerned that stressed state and local budgets would lead to lower demand for infrastructure and road construction projects. As delays continued, we followed our sell discipline and exited the position.
While volatility remains high, companies on the right side of change provide resiliency.
2020 ended with enthusiasm for putting the coronavirus behind us, new rounds of economic stimulus, and improving macro conditions. In the short term, this sparked a rotation toward interest-rate-sensitive and cyclical assets. However, it does not alter our long-term view. We believe economic growth will remain slow as the structural forces of debt, demographics, and disruption are here to stay. We continue to emphasize companies on the right side of change. These are dynamic businesses positioned to take advantage of the massive shift around digital transformation. A massive amount of spending is moving online from offline. Growth themes, such as telemedicine, cloud software, digital payments, and e-commerce, will likely continue for the foreseeable future. We are long-term investors focused on opportunities well beyond 2020. As economic growth remains scarce, we expect stocks with superior fundamentals to be rewarded with premium valuations. While we anticipate volatility to persist in 2021, we remain confident that right-side-of-change companies will deliver superior results.
Sector allocation as of December 31, 2020[6]
Please see footnotes on page 7.

Wells Fargo VT Omega Growth Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2020	Ending account value 12-31-2020	Expenses paid during the period[1]	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,283.91	$4.31	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.81	0.75%
Class 2
Actual	$1,000.00	$1,283.54	$5.74	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08	1.00%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo VT Omega Growth Fund

Portfolio of investments—December 31, 2020

	Shares	Value
Common stocks: 99.50%
Communication services: 10.34%
Entertainment: 3.28%
Netflix Incorporated †	3,700	2,000,701
Spotify Technology SA †	4,900	1,541,834
		3,542,535
Interactive media & services: 4.48%
Alphabet Incorporated Class A †	2,520	4,416,653
Alphabet Incorporated Class C †	239	418,699
		4,835,352
Media: 2.58%
IAC/InterActiveCorp †	6,000	1,136,100
Match Group Incorporated †	10,887	1,646,006
		2,782,106
Consumer discretionary: 17.05%
Auto components: 1.34%
Aptiv plc	11,100	1,446,219
Automobiles: 0.83%
Ferrari NV	3,900	895,128
Hotels, restaurants & leisure: 2.44%
Chipotle Mexican Grill Incorporated †	1,900	2,634,749
Internet & direct marketing retail: 10.79%
Amazon.com Incorporated †	2,735	8,907,704
MercadoLibre Incorporated †	1,640	2,747,361
		11,655,065
Specialty retail: 1.65%
The Home Depot Incorporated	6,700	1,779,654
Financials: 2.99%
Capital markets: 2.99%
Intercontinental Exchange Incorporated	14,200	1,637,118
MarketAxess Holdings Incorporated	2,800	1,597,568
		3,234,686
Health care: 18.09%
Biotechnology: 2.28%
Exact Sciences Corporation †	13,800	1,828,362
Sarepta Therapeutics Incorporated †	3,700	630,813
		2,459,175
Health care equipment & supplies: 9.06%
ABIOMED Incorporated †	3,400	1,102,280
Alcon Incorporated †	20,300	1,339,394
Align Technology Incorporated †	4,600	2,458,148
DexCom Incorporated †	4,500	1,663,740
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Omega Growth Fund  |  11

Portfolio of investments—December 31, 2020

	Shares	Value
Health care equipment & supplies (continued)
Edwards Lifesciences Corporation †	12,400	$ 1,131,252
Intuitive Surgical Incorporated †	2,550	2,086,155
		9,780,969
Health care providers & services: 5.29%
Chemed Corporation	3,200	1,704,352
HealthEquity Incorporated †	14,755	1,028,571
UnitedHealth Group Incorporated	8,500	2,980,780
		5,713,703
Health care technology: 1.46%
Veeva Systems Incorporated Class A †	5,800	1,579,050
Industrials: 6.08%
Aerospace & defense: 0.73%
HEICO Corporation	5,900	781,160
Air freight & logistics: 1.06%
United Parcel Service Incorporated Class B	6,800	1,145,120
Commercial services & supplies: 2.69%
Cintas Corporation	3,600	1,272,456
Waste Connections Incorporated	15,946	1,635,581
		2,908,037
Road & rail: 1.60%
Union Pacific Corporation	8,300	1,728,226
Information technology: 42.13%
Communications equipment: 1.16%
Motorola Solutions Incorporated	7,400	1,258,444
Electronic equipment, instruments & components: 1.21%
Zebra Technologies Corporation Class A †	3,400	1,306,722
IT services: 22.10%
Black Knight Incorporated †	21,200	1,873,020
EPAM Systems Incorporated †	6,615	2,370,485
Euronet Worldwide Incorporated †	5,900	855,028
Fiserv Incorporated †	15,395	1,752,875
Global Payments Incorporated	7,271	1,566,319
MongoDB Incorporated †	4,900	1,759,296
PayPal Holdings Incorporated †	13,500	3,161,700
Shopify Incorporated Class A †	1,400	1,584,730
Square Incorporated Class A †	11,200	2,437,568
StoneCo Limited Class A †	17,900	1,502,168
Visa Incorporated Class A	15,844	3,465,558
WEX Incorporated †	7,512	1,528,917
		23,857,664
Software: 17.66%
Atlassian Corporation plc Class A †	5,800	1,356,446
Autodesk Incorporated †	5,800	1,770,972
Cadence Design Systems Incorporated †	13,200	1,800,876
Microsoft Corporation	42,300	9,408,365
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo VT Omega Growth Fund

Portfolio of investments—December 31, 2020

	Shares	Value
Software (continued)
ServiceNow Incorporated †	4,750	$ 2,614,543
Unity Software Incorporated †«	8,762	1,344,704
Zoom Video Communications Incorporated †	2,280	769,090
		19,064,996
Materials: 1.63%
Chemicals: 1.63%
The Sherwin-Williams Company	2,390	1,756,435
Real estate: 1.19%
Equity REITs: 1.19%
SBA Communications Corporation	4,570	1,289,334
Total Common stocks (Cost $44,132,171)		107,434,529

		Yield
Short-term investments: 1.41%
Investment companies: 1.41%
Securities Lending Cash Investments LLC ♠∩∞		0.16%	1,315,192	1,315,192
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	206,090	206,090
Total Short-term investments (Cost $1,521,282)				1,521,282
Total investments in securities (Cost $45,653,453)	100.91%			108,955,811
Other assets and liabilities, net	(0.91)			(983,744)
Total net assets	100.00%			$ 107,972,067

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Omega Growth Fund  |  13

Portfolio of investments—December 31, 2020
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$1,089,526	$ 7,711,671	$ (7,486,413)	$408	$0	$ 1,315,192		1,315,192	$ 2,331#
Wells Fargo Government Money Market Fund Select Class	515,647	19,321,852	(19,631,409)	0	0	206,090		206,090	4,385
				$408	$0	$1,521,282	1.41%		$6,716

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo VT Omega Growth Fund

Statement of assets and liabilities—December 31, 2020

Assets
Investments in unaffiliated securities (including $1,277,484 of securities loaned), at value (cost $44,132,171)	$ 107,434,529
Investments in affiliated securites, at value (cost $1,521,282)	1,521,282
Receivable for investments sold	1,662,134
Receivable for dividends	7,255
Receivable for securities lending income, net	623
Receivable for Fund shares sold	111
Prepaid expenses and other assets	1,583
Total assets	110,627,517
Liabilities
Payable upon receipt of securities loaned	1,315,192
Payable for investments purchased	1,174,838
Payable for Fund shares redeemed	75,412
Management fee payable	53,150
Distribution fee payable	13,216
Administration fees payable	7,886
Trustees’ fees and expenses payable	4,278
Accrued expenses and other liabilities	11,478
Total liabilities	2,655,450
Total net assets	$107,972,067
Net assets consist of
Paid-in capital	$ 33,276,331
Total distributable earnings	74,695,736
Total net assets	$107,972,067
Computation of net asset value per share
Net assets – Class 1	$ 50,122,455
Shares outstanding – Class 1[1]	1,185,608
Net asset value per share – Class 1	$42.28
Net assets – Class 2	$ 57,849,612
Shares outstanding – Class 2[1]	1,430,699
Net asset value per share – Class 2	$40.43
[1]	The Fund has an unlimited number of authorized shares
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Omega Growth Fund  |  15

Statement of operations—year ended December 31, 2020

Investment income
Dividends (net of foreign withholdings taxes of $6,293)	$ 448,180
Income from affiliated securities	7,208
Total investment income	455,388
Expenses
Management fee	566,524
Administration fees
Class 1	33,235
Class 2	42,301
Distribution fee
Class 2	124,913
Custody and accounting fees	14,780
Professional fees	50,389
Shareholder report expenses	22,545
Trustees’ fees and expenses	19,862
Other fees and expenses	8,035
Total expenses	882,584
Less: Fee waivers and/or expense reimbursements
Fund-level	(38,105)
Class 1	(4,132)
Net expenses	840,347
Net investment loss	(384,959)
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	11,839,689
Affiliated securities	408
Net realized gains on investments	11,840,097
Net change in unrealized gains (losses) on investments	23,208,430
Net realized and unrealized gains (losses) on investments	35,048,527
Net increase in net assets resulting from operations	$34,663,568
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo VT Omega Growth Fund

Statement of changes in net assets

	Year ended December 31, 2020		Year ended December 31, 2019
Operations
Net investment loss		$ (384,959)		$ (200,889)
Net realized gains on investments		11,840,097		7,507,542
Net change in unrealized gains (losses) on investments		23,208,430		20,470,814
Net increase in net assets resulting from operations		34,663,568		27,777,467
Distributions to shareholders from
Net investment income and net realized gains
Class 1		(3,187,408)		(4,663,133)
Class 2		(4,101,867)		(6,195,458)
Total distributions to shareholders		(7,289,275)		(10,858,591)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	76,567	2,678,319	73,112	2,241,178
Class 2	102,999	3,489,523	114,807	3,406,537
		6,167,842		5,647,715
Reinvestment of distributions
Class 1	92,792	3,187,408	152,191	4,663,133
Class 2	124,829	4,101,867	210,801	6,195,458
		7,289,275		10,858,591
Payment for shares redeemed
Class 1	(238,236)	(7,901,466)	(228,659)	(6,950,692)
Class 2	(461,624)	(15,801,257)	(583,624)	(17,173,879)
		(23,702,723)		(24,124,571)
Net decrease in net assets resulting from capital share transactions		(10,245,606)		(7,618,265)
Total increase in net assets		17,128,687		9,300,611
Net assets
Beginning of period		90,843,380		81,542,769
End of period		$107,972,067		$ 90,843,380
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Omega Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 1	2020	2019	2018	2017	2016
Net asset value, beginning of period	$31.89	$26.27	$28.99	$22.20	$23.30
Net investment income (loss)	(0.07)	(0.03) [1]	(0.03) [1]	(0.02) [1]	0.10
Net realized and unrealized gains (losses) on investments	13.27	9.69	0.62	7.68	0.05
Total from investment operations	13.20	9.66	0.59	7.66	0.15
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.06)	0.00
Net realized gains	(2.81)	(4.04)	(3.31)	(0.81)	(1.25)
Total distributions to shareholders	(2.81)	(4.04)	(3.31)	(0.87)	(1.25)
Net asset value, end of period	$42.28	$31.89	$26.27	$28.99	$22.20
Total return[2]	43.41%	37.39%	0.52%	34.95%	0.77%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.82%	0.81%	0.82%	0.82%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	(0.27)%	(0.08)%	(0.10)%	(0.07)%	0.26%
Supplemental data
Portfolio turnover rate	24%	31%	46%	67%	90%
Net assets, end of period (000s omitted)	$50,122	$40,001	$33,043	$38,687	$33,373

[1]	Calculated based upon average shares outstanding
[2]	Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo VT Omega Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 2	2020	2019	2018	2017	2016
Net asset value, beginning of period	$30.55	$25.23	$27.91	$21.38	$22.54
Net investment income (loss)	(0.17) [1]	(0.10) [1]	(0.11)	(0.08)	0.00 [1,2]
Net realized and unrealized gains (losses) on investments	12.73	9.29	0.61	7.39	0.09
Total from investment operations	12.56	9.19	0.50	7.31	0.09
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.00) [2]	0.00
Net realized gains	(2.68)	(3.87)	(3.18)	(0.78)	(1.25)
Total distributions to shareholders	(2.68)	(3.87)	(3.18)	(0.78)	(1.25)
Net asset value, end of period	$40.43	$30.55	$25.23	$27.91	$21.38
Total return[3]	43.18%	37.04%	0.28%	34.60%	0.52%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.06%	1.06%	1.07%	1.07%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.52)%	(0.33)%	(0.35)%	(0.31)%	0.01%
Supplemental data
Portfolio turnover rate	24%	31%	46%	67%	90%
Net assets, end of period (000s omitted)	$57,850	$50,843	$48,500	$54,334	$42,684

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Omega Growth Fund  |  19

Notes to financial statements
1. ORGANIZATION
Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Omega Growth Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

20  |  Wells Fargo VT Omega Growth Fund

Notes to financial statements
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2020, the aggregate cost of all investments for federal income tax purposes was $45,771,939 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$63,183,872
Gross unrealized losses	0
Net unrealized gains	$63,183,872
Class allocations
The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo VT Omega Growth Fund  |  21

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 11,159,993	$0	$0	$ 11,159,993
Consumer discretionary	18,410,815	0	0	18,410,815
Financials	3,234,686	0	0	3,234,686
Health care	19,532,897	0	0	19,532,897
Industrials	6,562,543	0	0	6,562,543
Information technology	45,487,826	0	0	45,487,826
Materials	1,756,435	0	0	1,756,435
Real estate	1,289,334	0	0	1,289,334
Short-term investments
Investment companies	1,521,282	0	0	1,521,282
Total assets	$108,955,811	$0	$0	$108,955,811
Additional sector, industry or geographic detail is included in the Portfolio of Investments.
For the year ended December 31, 2020, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.600%
Next $500 million	0.550
Next $1 billion	0.500
Next $2 billion	0.475
Next $1 billion	0.450
Next $5 billion	0.440
Over $10 billion	0.430
For the year ended December 31, 2020, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account

22  |  Wells Fargo VT Omega Growth Fund

Notes to financial statements
services and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through April 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class 1 shares and 1.00% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2020 were $22,391,221 and $40,259,930, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Barclays Capital Inc.	$1,277,484	$(1,277,484)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

Wells Fargo VT Omega Growth Fund  |  23

Notes to financial statements
For the year ended December 31, 2020, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 were as follows:
	Year ended December 31
	2020	2019
Ordinary income	$ 728,859	$1,104,228
Long-term capital gain	6,560,416	9,754,363
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$1,131,692	$10,381,397	$63,183,872
9. CONCENTRATION RISK
Concentration risk results from exposure to a limited number of sectors. As of the end of the period, the Fund concentrated its portfolio in investments related to information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
12. SUBSEQUENT EVENT
On February 23, 2021, Wells Fargo announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund’s principal underwriter. As part of the transaction, Wells Fargo will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and sub-advisory agreement(s). The Fund’s Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.

24  |  Wells Fargo VT Omega Growth Fund

Notes to financial statements
13. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo VT Omega Growth Fund  |  25

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo VT Omega Growth Fund (the Fund), one of the funds constituting Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
February 25, 2021

26  |  Wells Fargo VT Omega Growth Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 66.49% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2020.
Pursuant to Section 852 of the Internal Revenue Code, $6,560,416 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2020
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-260-5969, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo VT Omega Growth Fund  |  27

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28  |  Wells Fargo VT Omega Growth Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo VT Omega Growth Fund  |  29

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  Jeremy DePalma acts as Treasurer of 77 funds in the Fund Complex.
2  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wfam.com.

30  |  Wells Fargo VT Omega Growth Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind— including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0121-00266 02-21
AVT5/AR151 12-20

Annual Report
December 31, 2020
Wells Fargo VT Opportunity Fund

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The views expressed and any forward-looking statements are as of December 31, 2020, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo VT Opportunity Fund  |  1

Letter to shareholders (unaudited)
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo VT Opportunity Fund for the 12-month period that ended December 31, 2020. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks fared well overall, benefiting from strong central bank support. Bonds generally had modestly positive returns, providing some measure of diversification during turbulent market stretches.
For the 12-month period, equities had solid returns, more than making up for intense volatility in March. Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index1, gained 18.40%. International stocks, as measured by the MSCI ACWI ex USA Index (Net)2, returned 10.65%, while the MSCI EM Index (Net)3 had stronger performance, with a 18.31% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 7.51%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged)5 gained 10.11%, and the Bloomberg Barclays Municipal Bond Index6 returned 5.21% while the ICE BofA U.S. High Yield Index7 returned 6.17%.
The mood changed soon after the year began.
A year-end 2019 rally continued in early January 2020. However, market volatility spiked in late January on concerns over the potential impact of COVID-19 on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled.
Fears over the spread of COVID-19 and its impact on global growth led to a sharp downturn by late February. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of crude oil to plummet.
Andrew Owen
President
Wells Fargo Funds
“Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo VT Opportunity Fund

Letter to shareholders (unaudited)
The global spread of COVID-19 led country after country to clamp down on social- and business-related activity in order to contain the virus. This sent economies into a deep contraction. Central banks responded by slashing interest rates and expanding quantitative easing programs to restore liquidity and market confidence. The U.S. Federal Reserve (Fed) launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled, ending the longest bull stock market in U.S. history.
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.
By June, economies reopened and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the July expiration of the $600 weekly bonus unemployment benefit. Relatively strong second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.

Wells Fargo VT Opportunity Fund  |  3

Letter to shareholders (unaudited)
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-260-5969.

4  |  Wells Fargo VT Opportunity Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Manager
Wells Fargo Funds Management, LLC
Subadviser
Wells Capital Management Incorporated
Portfolio managers
Kurt Gunderson*
Christopher J. Miller, CFA®‡
Average annual total returns (%) as of December 31, 2020
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class 1[3]	8-26-2011	21.32	15.12	12.05	0.85	0.75
Class 2	5-8-1992	21.00	14.83	11.79	1.10	1.00
Russell 3000® Index[4]	–	20.89	15.43	13.79	–	–
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Shares are sold without a front-end sales charge or contingent deferred sales charge.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.
Please see footnotes on page 7.

6  |  Wells Fargo VT Opportunity Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of December 31, 2020[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
*	Mr. Gunderson became a portfolio manager of the Fund on February 1, 2021.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through April 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class 1 and 1.00% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for Class 1 shares prior to their inception reflects the performance of the Class 2 shares, and includes the higher expenses applicable to the Class 2 shares. If these expenses had not been included, returns for the Class 1 shares would be higher.
[4]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
[5]	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
[6]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
[7]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
** This security was no longer held at the end of the reporting period.

Wells Fargo VT Opportunity Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Russell 3000® Index, for the 12-month period that ended December 31, 2020.
■	The Fund’s holdings in the financials and consumer staples sectors and an underexposure to the energy sector were the largest contributors to relative performance during the period.
■	The Fund’s holdings in the consumer discretionary, industrials, and materials sectors were the largest detractors from relative performance.
The U.S. equity markets were extremely volatile and moved sharply in both directions during the reporting period. The markets continued their momentum from the prior year into mid-February 2020, hitting new all-time highs along the way. Then, as the global pandemic took hold, the equity markets proceeded to lose more than 35% of their value in less than six weeks, ending the longest bull market in U.S. history while entering bear-market territory in record time. Beginning in the last week of March, U.S. equities began to recover and rose for the rest of the year, except for a brief respite in September. The Fund’s benchmark gained 21% for the 12-month period. The information technology (IT), consumer discretionary, and health care sectors in the benchmark were the largest contributors to performance, while financials, energy, and real estate detracted. Growth stocks generally outperformed value.
Leading up to the mid-February high, U.S. equities benefited from a dovish U.S. Federal Reserve (Fed), lower corporate taxes, less regulation, share buybacks, capital spending, and high-profile merger and acquisition activity that boosted optimism in U.S. businesses. Rising wages, low unemployment, low inflation, and declining household debt fueled consumer confidence. The coronavirus evolved into a global pandemic, largely shutting down the international economy and eventually reaching up a worldwide death toll of over 1.8 million by year-end. The six-week market decline was followed by a recovery that can mostly be attributed to the speed and aggressiveness of the U.S. government’s fiscal and monetary policy response. Sentiment ebbed and flowed during the year with news of infection rates, mortality rates, vaccines, therapeutics, and partial business openings. The legislature approved five stimulus bills, including the Coronavirus Aid, Relief, and Economic Security (CARES) Act, representing the largest stimulus bill in U.S. history at $2.2 trillion. The fifth relief package totaling $900 billion was approved in December, including direct stimulus checks and extended unemployment benefits. The Fed had cut interest rates to near zero by mid-March and announced an aggressive open-ended commitment to keep buying assets under its quantitative easing measures to also include corporate bonds for the first time in its history. The year ended with inflation remaining muted at 1.2%, the 10-year U.S. Treasury yield below 1%, and the labor market improving, with the U.S. unemployment rate falling to 6.9%. The highly contested November elections resulted in the Democratic Party winning control of the executive and legislative branches of government, but some of that was already priced into the market. Through the period, we continued to seek companies with solid business models, strong management teams, and healthy cash flow prospects.
Stock selection in financials and consumer staples and positioning in energy contributed to relative returns.
The financials sector was the largest contributor to relative returns versus the benchmark, with an overweight to capital markets, which generally benefited from low interest rates as well as activity in the equity and debt markets, and an underweight to banks, which were hurt by falling interest rates and elevated credit risks associated with the economic impact of the pandemic. Within the consumer finance industry, Discover Financial Services**, the third-largest credit card brand in the U.S, with nearly 50 million cardholders, benefited from increased consumer spending in certain areas. We exited our position after the stock rose 44% during the period. The energy sector was hurt by the collapse in the price of crude oil, as global demand faded from the pandemic-induced economic slowdown without a proportional reduction in supply. Energy was the worst-performing sector in the benchmark, with a decline of 33%, but an underweight positioning caused it to be a relative contributor to the Fund. Our holdings in IT generated the largest contribution to overall returns. Apple Incorporated rose 82% during the period after consistently beating expectations on financial performance, product sales, new product launches, and future demand. Apple is one of the Fund’s top holdings and the largest individual contributor to returns, but the Fund was still underweight Apple relative to its large position within the benchmark. Another large individual contributor to performance was Bio-Rad Laboratories, Incorporated, a leading life science company providing instruments, software, consumables, reagents, and related content. The stock rose 58% on increased demand for its products, including a real-time PCR screening assay and a blood-based immunoassay kit to identify antibodies to COVID-19.
Ten largest holdings (%) as of December 31, 2020[6]
Apple Incorporated	4.30
Alphabet Incorporated Class C	4.23
Amazon.com Incorporated	3.93
Salesforce.com Incorporated	2.82
Texas Instruments Incorporated	2.70
MasterCard Incorporated Class A	2.69
Facebook Incorporated Class A	2.64
Carlisle Companies Incorporated	2.16
Burlington Stores Incorporated	2.08
UnitedHealth Group Incorporated	1.94
Please see footnotes on page 7.

8  |  Wells Fargo VT Opportunity Fund

Performance highlights (unaudited)
Positioning and selection in consumer discretionary, industrials, and materials detracted from performance.
The consumer discretionary sector was one of the largest sources of absolute return in the benchmark, with the automobiles and internet marketing retail industries gaining the most. A slight underweight and stock selection in the sector that did not keep up with peers was a source of relative underperformance. The Fund’s holdings in industrials, particularly in aerospace/defense and building products, were overweight and underperformed the benchmark. Hexcel Corporation** is a leading producer of carbon fiber reinforcements and resin systems and honeycomb manufacturing for the commercial aerospace, industrial, and defense industries. Travel restrictions severely curtailed demand from aircraft manufacturers, and the stock declined 53% during the period. While the financials sector was an overall contributor to the Fund, individual bank holdings detracted. Webster Financial Corporation** (WBS) operates as the bank and financial holding company for Webster Bank. While it has a differentiated health savings account business that is undervalued, WBS and most banks were negatively affected by falling interest rates and concerns over potential credit losses related to the economic impact of the pandemic. We exited our position after the stock declined 46% during the period. Health care was also a large contributor to overall returns, but stock selection in medical devices and pharmaceuticals underperformed the benchmark. LivaNova PLC is a medical technology company that specializes in neuromodulation, cardiac surgery, and cardiac rhythm management. The stock declined 12% during the period, affected by a pandemic-related delay in clinical trial timelines and postponement of non-emergent procedures that hurt its neuromodulation business.
Our focus is constant: to add value by investing in attractively priced holdings.
We seek to buy stocks at a discount to their estimated private market valuation (PMV) and sell them as they reach the top of their PMV range. The PMV represents the expected price an investor would pay for the entire company as a stand-alone private entity. Our disciplined, bottom-up investment process leads us to be overweight or underweight certain sectors. This positioning changes over time based on macroeconomic and industry-specific factors. During the reporting period, the Fund had the most exposure to the IT, health care, and industrials sectors. The Fund was overweight the industrials and real estate sectors while being underweight consumer staples and utilities relative to the benchmark. Through our disciplined investment process, we remain keenly aware of both price and enterprise values on a company-by-company basis.
The economic impact of the COVID-19 global pandemic will continue to consume the equity markets for the near future. More than 21 million cases and 350,000 COVID-19-related deaths had been reported in the U.S. by year-end. Parts of the country gradually opened after they felt that infection rates were under control and patient recovery was on the rise, but when infections rose again later in the year, various states have had to reintroduce restrictions and delay their reopening plans. We now know a lot more about COVID-19, and the approval and rollout of the first two vaccines boosted optimism that the pandemic could get under control. It is too early to know how deep the ultimate economic damage will be and if the extraordinary fiscal/monetary responses to date will be effective. However, this economic downturn is different than any other in recent history, and there is still the possibility that things could get back to normal sooner than expected. The markets could be affected by future waves and mutant strains of COVID-19, changes in policies and laws following the recent elections in the U.S., and trade relationships between the major world powers.
Sector allocation as of December 31, 2020[7]
Please see footnotes on page 7.

Wells Fargo VT Opportunity Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2020	Ending account value 12-31-2020	Expenses paid during the period[1]	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,275.18	$4.29	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.81	0.75%
Class 2
Actual	$1,000.00	$1,273.03	$5.71	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08	1.00%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo VT Opportunity Fund

Portfolio of investments—December 31, 2020

	Shares	Value
Common stocks: 98.82%
Communication services: 8.57%
Interactive media & services: 6.87%
Alphabet Incorporated Class C †	4,811	8,428,295
Facebook Incorporated Class A †	19,265	5,262,427
		13,690,722
Wireless telecommunication services: 1.70%
T-Mobile US Incorporated †	25,113	3,386,488
Consumer discretionary: 10.58%
Automobiles: 1.90%
General Motors Company	90,905	3,785,284
Internet & direct marketing retail: 3.93%
Amazon.com Incorporated †	2,409	7,845,944
Multiline retail: 1.19%
Dollar General Corporation	11,259	2,367,768
Specialty retail: 3.56%
Burlington Stores Incorporated †	15,845	4,144,260
Ulta Beauty Incorporated †	10,285	2,953,441
		7,097,701
Consumer staples: 2.58%
Food & staples retailing: 1.69%
Sysco Corporation	45,426	3,373,335
Household products: 0.89%
Church & Dwight Company Incorporated	20,363	1,776,264
Financials: 7.76%
Capital markets: 5.05%
CME Group Incorporated	9,198	1,674,496
Intercontinental Exchange Incorporated	32,431	3,738,970
S&P Global Incorporated	7,260	2,386,580
The Charles Schwab Corporation	42,932	2,277,113
		10,077,159
Insurance: 2.71%
Chubb Limited	15,671	2,412,080
Marsh & McLennan Companies Incorporated	25,474	2,980,458
		5,392,538
Health care: 16.65%
Biotechnology: 1.18%
Alexion Pharmaceuticals Incorporated †	15,026	2,347,662
Health care equipment & supplies: 6.27%
Align Technology Incorporated †	4,904	2,620,600
Boston Scientific Corporation †	82,387	2,961,813
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Opportunity Fund  |  11

Portfolio of investments—December 31, 2020

	Shares	Value
Health care equipment & supplies (continued)
LivaNova plc †	57,276	$ 3,792,244
Medtronic plc	26,786	3,137,712
		12,512,369
Health care providers & services: 1.94%
UnitedHealth Group Incorporated	11,065	3,880,274
Life sciences tools & services: 4.90%
Agilent Technologies Incorporated	26,949	3,193,187
Bio-Rad Laboratories Incorporated Class A †	5,290	3,083,753
Thermo Fisher Scientific Incorporated	7,484	3,485,898
		9,762,838
Pharmaceuticals: 2.36%
Novartis AG ADR	36,187	3,417,138
Viatris Incorporated †	68,591	1,285,395
		4,702,533
Industrials: 15.41%
Aerospace & defense: 2.59%
MTU Aero Engines AG †	10,132	2,641,099
Teledyne Technologies Incorporated †	6,409	2,512,200
		5,153,299
Commercial services & supplies: 1.10%
Republic Services Incorporated	22,786	2,194,292
Electrical equipment: 1.26%
AMETEK Incorporated	20,806	2,516,278
Industrial conglomerates: 2.16%
Carlisle Companies Incorporated	27,555	4,303,540
Machinery: 5.58%
Fortive Corporation	27,148	1,922,621
Ingersoll Rand Incorporated †	47,724	2,174,305
ITT Incorporated	33,807	2,603,815
Otis Worldwide Corporation	32,675	2,207,196
SPX Corporation †	40,802	2,225,341
		11,133,278
Trading companies & distributors: 2.72%
Air Lease Corporation	63,494	2,820,403
United Rentals Incorporated †	11,226	2,603,422
		5,423,825
Information technology: 28.22%
Electronic equipment, instruments & components: 1.80%
Amphenol Corporation Class A	27,433	3,587,413
IT services: 5.47%
Fidelity National Information Services Incorporated	21,046	2,977,167
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo VT Opportunity Fund

Portfolio of investments—December 31, 2020

	Shares	Value
IT services (continued)
Genpact Limited	61,963	$ 2,562,790
MasterCard Incorporated Class A	15,043	5,369,448
		10,909,405
Semiconductors & semiconductor equipment: 4.59%
Marvell Technology Group Limited	79,329	3,771,301
Texas Instruments Incorporated	32,786	5,381,166
		9,152,467
Software: 12.06%
Fair Isaac Corporation †	5,591	2,857,225
Palo Alto Networks Incorporated †	9,694	3,445,151
Proofpoint Incorporated †	21,500	2,932,815
RealPage Incorporated †	36,678	3,199,789
Salesforce.com Incorporated †	25,272	5,623,778
ServiceNow Incorporated †	3,913	2,153,833
Workday Incorporated Class A †	15,998	3,833,281
		24,045,872
Technology hardware, storage & peripherals: 4.30%
Apple Incorporated	64,666	8,580,532
Materials: 2.59%
Chemicals: 1.84%
The Sherwin-Williams Company	2,631	1,933,548
Westlake Chemical Corporation	21,190	1,729,104
		3,662,652
Metals & mining: 0.75%
Steel Dynamics Incorporated	40,843	1,505,881
Real estate: 6.46%
Equity REITs: 6.46%
American Tower Corporation	13,470	3,023,476
Equinix Incorporated	4,190	2,992,414
Sun Communities Incorporated	22,564	3,428,600
VICI Properties Incorporated	135,044	3,443,622
		12,888,112
Total Common stocks (Cost $119,001,384)		197,055,725

		Yield
Short-term investments: 1.09%
Investment companies: 1.09%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03%	2,161,993	2,161,993
Total Short-term investments (Cost $2,161,993)				2,161,993
Total investments in securities (Cost $121,163,377)	99.91%			199,217,718
Other assets and liabilities, net	0.09			186,039
Total net assets	100.00%			$ 199,403,757

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Opportunity Fund  |  13

Portfolio of investments—December 31, 2020
†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Wells Fargo Government Money Market Fund Select Class	$1,838,788	$38,439,636	$(38,116,431)	$0	$0	$2,161,993	1.09%	2,161,993	$7,558
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo VT Opportunity Fund

Statement of assets and liabilities—December 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $119,001,384)	$ 197,055,725
Investments in affiliated securites, at value (cost $2,161,993)	2,161,993
Receivable for investments sold	415,675
Receivable for dividends	254,085
Receivable for Fund shares sold	1,087
Prepaid expenses and other assets	2,144
Total assets	199,890,709
Liabilities
Payable for investments purchased	230,757
Management fee payable	108,530
Payable for Fund shares redeemed	90,908
Distribution fee payable	38,155
Administration fees payable	14,553
Trustees’ fees and expenses payable	3,796
Accrued expenses and other liabilities	253
Total liabilities	486,952
Total net assets	$199,403,757
Net assets consist of
Paid-in capital	$ 111,452,141
Total distributable earnings	87,951,616
Total net assets	$199,403,757
Computation of net asset value per share
Net assets – Class 1	$ 32,065,941
Shares outstanding – Class 1[1]	1,087,825
Net asset value per share – Class 1	$29.48
Net assets – Class 2	$ 167,337,816
Shares outstanding – Class 2[1]	5,647,513
Net asset value per share – Class 2	$29.63
[1]	The Fund has an unlimited number of authorized shares
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Opportunity Fund  |  15

Statement of operations—year ended December 31, 2020

Investment income
Dividends (net of foreign withholdings taxes of $21,415)	$ 1,860,416
Income from affiliated securities	7,558
Total investment income	1,867,974
Expenses
Management fee	1,230,264
Administration fees
Class 1	22,723
Class 2	117,878
Distribution fee
Class 2	367,721
Custody and accounting fees	18,613
Professional fees	48,348
Shareholder report expenses	36,627
Trustees’ fees and expenses	19,862
Other fees and expenses	14,379
Total expenses	1,876,415
Less: Fee waivers and/or expense reimbursements
Fund-level	(189,905)
Net expenses	1,686,510
Net investment income	181,464
Realized and unrealized gains (losses) on investments
Net realized gains on investments	9,938,608
Net change in unrealized gains (losses) on investments	24,029,460
Net realized and unrealized gains (losses) on investments	33,968,068
Net increase in net assets resulting from operations	$34,149,532
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo VT Opportunity Fund

Statement of changes in net assets

	Year ended December 31, 2020		Year ended December 31, 2019
Operations
Net investment income		$ 181,464		$ 836,348
Net realized gains on investments		9,938,608		13,216,674
Net change in unrealized gains (losses) on investments		24,029,460		34,750,912
Net increase in net assets resulting from operations		34,149,532		48,803,934
Distributions to shareholders from
Net investment income and net realized gains
Class 1		(2,328,698)		(3,501,610)
Class 2		(11,686,840)		(17,537,462)
Total distributions to shareholders		(14,015,538)		(21,039,072)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	21,174	498,604	16,098	390,406
Class 2	123,816	3,170,894	117,672	3,032,567
		3,669,498		3,422,973
Reinvestment of distributions
Class 1	98,715	2,328,698	141,137	3,501,610
Class 2	492,285	11,686,840	702,904	17,537,462
		14,015,538		21,039,072
Payment for shares redeemed
Class 1	(192,184)	(4,908,447)	(190,606)	(4,880,882)
Class 2	(899,151)	(22,533,873)	(797,590)	(20,455,623)
		(27,442,320)		(25,336,505)
Net decrease in net assets resulting from capital share transactions		(9,757,284)		(874,460)
Total increase in net assets		10,376,710		26,890,402
Net assets
Beginning of period		189,027,047		162,136,645
End of period		$199,403,757		$189,027,047
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Opportunity Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 1	2020	2019	2018	2017	2016
Net asset value, beginning of period	$26.56	$22.76	$27.05	$24.60	$25.00
Net investment income	0.09	0.17	0.15	0.13	0.22
Net realized and unrealized gains (losses) on investments	5.03	6.84	(1.69)	4.77	2.59
Total from investment operations	5.12	7.01	(1.54)	4.90	2.81
Distributions to shareholders from
Net investment income	(0.19)	(0.15)	(0.12)	(0.25)	(0.60)
Net realized gains	(2.01)	(3.06)	(2.63)	(2.20)	(2.61)
Total distributions to shareholders	(2.20)	(3.21)	(2.75)	(2.45)	(3.21)
Net asset value, end of period	$29.48	$26.56	$22.76	$27.05	$24.60
Total return[1]	21.32%	31.81%	(6.93)%	20.72%	12.52%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.85%	0.84%	0.86%	0.85%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	0.31%	0.67%	0.52%	0.43%	0.65%
Supplemental data
Portfolio turnover rate	42%	25%	31%	36%	47%
Net assets, end of period (000s omitted)	$32,066	$30,811	$27,165	$33,843	$33,035

[1]	Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo VT Opportunity Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 2	2020	2019	2018	2017	2016
Net asset value, beginning of period	$26.68	$22.85	$27.14	$24.67	$25.05
Net investment income	0.03	0.11	0.08	0.06	0.13
Net realized and unrealized gains (losses) on investments	5.05	6.86	(1.69)	4.79	2.63
Total from investment operations	5.08	6.97	(1.61)	4.85	2.76
Distributions to shareholders from
Net investment income	(0.12)	(0.08)	(0.05)	(0.18)	(0.53)
Net realized gains	(2.01)	(3.06)	(2.63)	(2.20)	(2.61)
Total distributions to shareholders	(2.13)	(3.14)	(2.68)	(2.38)	(3.14)
Net asset value, end of period	$29.63	$26.68	$22.85	$27.14	$24.67
Total return[1]	21.00%	31.46%	(7.15)%	20.44%	12.23%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.10%	1.09%	1.11%	1.10%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.06%	0.42%	0.27%	0.18%	0.39%
Supplemental data
Portfolio turnover rate	42%	25%	31%	36%	47%
Net assets, end of period (000s omitted)	$167,338	$158,216	$134,972	$165,992	$158,783

[1]	Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Opportunity Fund  |  19

Notes to financial statements
1. ORGANIZATION
Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Opportunity Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On December 31, 2020, such fair value pricing was used in pricing certain foreign securities.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign

20  |  Wells Fargo VT Opportunity Fund

Notes to financial statements
withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2020, the aggregate cost of all investments for federal income tax purposes was $121,963,158 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$78,556,020
Gross unrealized losses	(1,301,460)
Net unrealized gains	$77,254,560

Wells Fargo VT Opportunity Fund  |  21

Notes to financial statements
Class allocations
The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 17,077,210	$ 0	$0	$ 17,077,210
Consumer discretionary	21,096,697	0	0	21,096,697
Consumer staples	5,149,599	0	0	5,149,599
Financials	15,469,697	0	0	15,469,697
Health care	33,205,676	0	0	33,205,676
Industrials	28,083,413	2,641,099	0	30,724,512
Information technology	56,275,689	0	0	56,275,689
Materials	5,168,533	0	0	5,168,533
Real estate	12,888,112	0	0	12,888,112
Short-term investments
Investment companies	2,161,993	0	0	2,161,993
Total assets	$196,576,619	$2,641,099	$0	$199,217,718
Additional sector, industry or geographic detail is included in the Portfolio of Investments.
For the year ended December 31, 2020, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

22  |  Wells Fargo VT Opportunity Fund

Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $5 billion	0.590
Over $10 billion	0.580
For the year ended December 31, 2020, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account services and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through April 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class 1 shares and 1.00% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2020 were $73,138,680 and $97,226,278, respectively.
6. BANK BORROWINGS
The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

Wells Fargo VT Opportunity Fund  |  23

Notes to financial statements
For the year ended December 31, 2020, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 were as follows:
	Year ended December 31
	2020	2019
Ordinary income	$ 3,149,628	$ 590,956
Long-term capital gain	10,865,910	20,448,116
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$155,608	$10,546,453	$77,254,560
8. CONCENTRATION RISK
Concentration risk results from exposure to a limited number of sectors. As of the end of the period, the Fund concentrated its portfolio in investments related to the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
11. SUBSEQUENT EVENT
On February 23, 2021, Wells Fargo announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund’s principal underwriter. As part of the transaction, Wells Fargo will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and sub-advisory agreement(s). The Fund’s Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.

24  |  Wells Fargo VT Opportunity Fund

Notes to financial statements
12. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo VT Opportunity Fund  |  25

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo VT Opportunity Fund (the Fund), one of the funds constituting Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
February 25, 2021

26  |  Wells Fargo VT Opportunity Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 53.88% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2020.
Pursuant to Section 852 of the Internal Revenue Code, $10,865,910 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2020
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-260-5969, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo VT Opportunity Fund  |  27

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28  |  Wells Fargo VT Opportunity Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo VT Opportunity Fund  |  29

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  Jeremy DePalma acts as Treasurer of 77 funds in the Fund Complex.
2  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wfam.com.

30  |  Wells Fargo VT Opportunity Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind— including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0121-00267 02-21
AVT6/AR152 12-20

Annual Report
December 31, 2020
Wells Fargo
VT Small Cap Growth Fund

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The views expressed and any forward-looking statements are as of December 31, 2020, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo VT Small Cap Growth Fund  |  1

Letter to shareholders (unaudited)
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo VT Small Cap Growth Fund for the 12-month period that ended December 31, 2020. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks fared well overall, benefiting from strong central bank support. Bonds generally had modestly positive returns, providing some measure of diversification during turbulent market stretches.
For the 12-month period, equities had solid returns, more than making up for intense volatility in March. Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index1, gained 18.40%. International stocks, as measured by the MSCI ACWI ex USA Index (Net)2, returned 10.65%, while the MSCI EM Index (Net)3 had stronger performance, with a 18.31% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 7.51%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged)5 gained 10.11%, and the Bloomberg Barclays Municipal Bond Index6 returned 5.21% while the ICE BofA U.S. High Yield Index7 returned 6.17%.
The mood changed soon after the year began.
A year-end 2019 rally continued in early January 2020. However, market volatility spiked in late January on concerns over the potential impact of COVID-19 on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled.
Fears over the spread of COVID-19 and its impact on global growth led to a sharp downturn by late February. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of crude oil to plummet.
Andrew Owen
President
Wells Fargo Funds
“Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo VT Small Cap Growth Fund

Letter to shareholders (unaudited)
The global spread of COVID-19 led country after country to clamp down on social- and business-related activity in order to contain the virus. This sent economies into a deep contraction. Central banks responded by slashing interest rates and expanding quantitative easing programs to restore liquidity and market confidence. The U.S. Federal Reserve (Fed) launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled, ending the longest bull stock market in U.S. history.
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.
By June, economies reopened and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the July expiration of the $600 weekly bonus unemployment benefit. Relatively strong second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.

Wells Fargo VT Small Cap Growth Fund  |  3

Letter to shareholders (unaudited)
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-260-5969.

4  |  Wells Fargo VT Small Cap Growth Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Manager
Wells Fargo Funds Management, LLC
Subadviser
Wells Capital Management Incorporated
Portfolio managers
Joseph M. Eberhardy, CFA®‡, CPA
Robert Gruendyke, CFA®‡†
David Nazaret, CFA®‡†
Thomas C. Ognar, CFA®‡
Average annual total returns (%) as of December 31, 2020
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class 1	7-16-2010	58.09	22.35	15.11	0.94	0.94
Class 2	5-1-1995	57.78	22.03	14.83	1.19	1.19
Russell 2000® Growth Index[3]	–	34.63	16.36	13.48	–	–
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Shares are sold without a front-end sales charge or a contingent deferred sales charge.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.
Please see footnotes on page 7.

6  |  Wells Fargo VT Small Cap Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of December 31, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
†	Mr. Gruendyke and Mr. Nazaret became portfolio managers of the Fund on July 28, 2020.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through April 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.95% for Class 1 and 1.20% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index
[4]	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
[5]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
[6]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
* This security was no longer held at the end of the reporting period.

Wells Fargo VT Small Cap Growth Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended December 31, 2020.
■	Stocks within the health care, information technology (IT), and consumer discretionary sectors aided relative performance during the period.
■	The industrials sector hindered relative performance during the period.
The past year was a volatile and memorable one.
The year 2020 will go down as one of the most memorable on record. An exogenous event that no one could have predicted sent equity markets into a tailspin followed by one of the sharpest and quickest recoveries ever. The spread of COVID-19 crushed the U.S. economy, causing corporate profits to plummet, a spike in unemployment, and other unfathomable events, such as oil futures settling at negative prices. With the help of monetary and fiscal accommodation, the economy stabilized and gradually improved as reopenings across the country spurred an increase in consumer spending and investor confidence. Late in the year, markets surged higher as several drug companies proved that their vaccine candidates were highly effective in preventing the virus. The pandemic pulled forward the adoption of new technologies, with the market shifting capital toward innovative areas. While new leadership may arise, we are positioning the portfolio to capitalize on an array of outcomes. We continue to adhere to our process of owning robust, sustainable, and underappreciated growth — a process that has created substantial gains over time.
The Fund benefited from stock selection within the health care, IT, and consumer discretionary sectors.
Strength in the Fund came from the health care sector as select diagnostics companies, biotechnology holdings, and medical device stocks were rewarded for their durable business models, innovative therapeutics, and solid fundamentals. Several of our health care holdings benefited from a recovery in elective procedures as hospital capacity has improved over the past few months. Also contributing to relative performance were select IT stocks within the social media, security, and digital transformation verticals that rallied sharply as they witnessed increased demand for their respective industries. Notable strength from the consumer discretionary sector came from Fiverr International Limited and Chegg, Incorporated*, which rallied sharply after citing strength in several key segments. We sold our position in Chegg before period-end to adhere to our small-cap market cap discipline. With more people working and attending school from home, companies and consumers have been using products made by these companies to help them fulfill many critical tasks.
Stock selection within the industrials sector inhibited relative performance.
Within industrials, our underweight to several of the more cyclical constituents within the index hindered performance as select housing-related stocks, machinery, and alternative energy names rallied sharply during the period. ASGN Incorporated underperformed amid concerns over a deceleration in temporary staffing volumes earlier in the period. Weakness also stemmed from MasTec, Incorporated,* whose decline was driven by worries over its pipeline segment in light of significantly lower oil prices in the first quarter, and SkyWest, Incorporated,* which fell sharply amid a falloff in demand as a result of the COVID-19 pandemic.
Ten largest holdings (%) as of December 31, 2020[5]
Q2 Holdings Incorporated	3.08
Rapid7 Incorporated	3.05
Casella Waste Systems Incorporated Class A	2.68
ASGN Incorporated	2.63
iRhythm Technologies Incorporated	2.52
Kinsale Capital Group Incorporated	2.44
SPS Commerce Incorporated	2.42
Rexnord Corporation	2.41
Shockwave Medical Incorporated	2.00
Castle Biosciences Incorporated	1.91
Please see footnotes on page 7.

8  |  Wells Fargo VT Small Cap Growth Fund

Performance highlights (unaudited)
We remain diversified in many secular areas.
We remain overweight IT and maintain diversified exposure to software, electronic equipment instruments, semiconductors, and IT services. The structural advantages of the software industry continue to include benefits such as a predictable cost of ownership to customers, simplification, flexibility and scale, and quick and seamless implementation. Many of the companies we own continue to generate high recurring revenues and don’t have to spend large amounts of money to generate free cash flow. Despite our overweight to IT, we trimmed select positions whose valuation gap narrowed during the period. Within consumer discretionary, we are finding opportunities in companies that play in the traditional retail landscape but that are adopting and embracing omni-channel capabilities as a secular part of their growth engine. Within health care, many of our holdings are having a profound impact on patient outcomes and are playing a key role within the value-based health care landscape.
We remain positive regarding the Fund’s growth prospects in the future.
The coronavirus pandemic has pulled forward many secular trends largely evident within the digitization of our economy. This trend has been personified within our SCODIi acronym, which stands for software as a service, cloud computing, online retail, digital payments, the internet of things, and innovation. In our view, growth stocks have outperformed on the basis of superior returns and better balance sheets, and the group remains well positioned against lower-for-longer interest rates and a scarce growth environment. The past year was a reminder that allocating portfolios based solely on macro forecasts can be difficult. As such, we proudly adhere to our bottom-up process and believe that it is a key to our success. One of our main mantras is that we go where the underappreciated growth will be and we take a diversified approach to portfolio construction that optimizes opportunities. This philosophy has led to strong returns over time.
Sector allocation as of December 31, 2020[6]
Please see footnotes on page 7.

Wells Fargo VT Small Cap Growth Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2020 to December 31, 2020.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2020	Ending account value 12-31-2020	Expenses paid during the period[1]	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,434.56	$5.66	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	$4.69	0.92%
Class 2
Actual	$1,000.00	$1,431.90	$7.17	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.95	1.17%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo VT Small Cap Growth Fund

Portfolio of investments—December 31, 2020

	Shares	Value
Common stocks: 99.96%
Communication services: 1.66%
Interactive media & services: 0.26%
EverQuote Incorporated Class A †	30,300	1,131,705
Media: 1.40%
Cardlytics Incorporated †	41,770	5,963,503
Consumer discretionary: 13.96%
Auto components: 1.19%
Fox Factory Holding Corporation †	47,910	5,064,566
Hotels, restaurants & leisure: 2.47%
Papa John's International Incorporated	53,420	4,532,687
Wingstop Incorporated	45,569	6,040,171
		10,572,858
Household durables: 1.60%
Purple Innovation Incorporated †	207,128	6,822,796
Internet & direct marketing retail: 1.91%
CarParts.com Incorporated †«	164,310	2,035,801
Fiverr International Limited †	31,450	6,135,895
		8,171,696
Leisure products: 1.41%
YETI Holdings Incorporated †	87,696	6,004,545
Specialty retail: 2.95%
Boot Barn Holdings Incorporated †	155,240	6,731,206
Leslie's Incorporated †«	41,492	1,151,403
Lithia Motors Incorporated Class A	16,220	4,747,107
		12,629,716
Textiles, apparel & luxury goods: 2.43%
Crocs Incorporated †	111,180	6,966,539
Deckers Outdoor Corporation †	11,980	3,435,624
		10,402,163
Consumer staples: 3.96%
Beverages: 0.96%
Celsius Holdings Incorporated †	81,600	4,105,296
Food & staples retailing: 0.46%
The Chef's Warehouse Incorporated †	76,470	1,964,514
Food products: 2.54%
Freshpet Incorporated †	55,007	7,810,444
Vital Farms Incorporated †«	120,749	3,056,157
		10,866,601
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Small Cap Growth Fund  |  11

Portfolio of investments—December 31, 2020

	Shares	Value
Financials: 5.61%
Capital markets: 1.60%
Assetmark Financial Holdings †	90,215	$ 2,183,203
Stifel Financial Corporation	91,935	4,639,040
		6,822,243
Consumer finance: 0.95%
LendingTree Incorporated †	14,878	4,073,448
Insurance: 3.06%
Goosehead Insurance Incorporated Class A	21,407	2,670,737
Kinsale Capital Group Incorporated	52,074	10,421,570
		13,092,307
Health care: 32.24%
Biotechnology: 9.67%
Arcutis Biotherapeutics Incorporated †	139,346	3,919,803
Arena Pharmaceuticals Incorporated †	38,920	2,990,224
Biohaven Pharmaceutical Holding Company †	19,280	1,652,489
CareDx Incorporated †	49,284	3,570,626
Chemocentryx Incorporated †	19,100	1,182,672
Deciphera Pharmaceuticals Incorporated †	29,100	1,660,737
Emergent BioSolutions Incorporated †	19,370	1,735,552
Fate Therapeutics Incorporated †	25,860	2,351,450
Halozyme Therapeutics Incorporated †	147,340	6,292,891
Invitae Corporation †«	47,160	1,971,760
Natera Incorporated †	64,811	6,449,991
Vericel Corporation †	244,890	7,562,203
		41,340,398
Health care equipment & supplies: 10.54%
Acutus Medical Incorporated †«	81,266	2,341,273
iRhythm Technologies Incorporated †	45,376	10,763,641
Mesa Laboratories Incorporated	6,660	1,909,022
Orthopediatrics Corporation †	83,001	3,423,791
Outset Medical Incorporated †	32,743	1,861,112
Pulmonx Corporation †	48,323	3,335,253
Shockwave Medical Incorporated †	82,546	8,561,671
SI-BONE Incorporated †	165,298	4,942,410
Silk Road Medical Incorporated †	31,310	1,971,904
Tandem Diabetes Care Incorporated †	27,380	2,619,718
Vapotherm Incorporated †«	124,031	3,331,473
		45,061,268
Health care providers & services: 3.62%
Addus Homecare Corporation †	62,330	7,298,220
Castle Biosciences Incorporated †	121,918	8,186,794
		15,485,014
Health care technology: 2.63%
Inspire Medical Systems Incorporated †	29,540	5,556,179
Phreesia Incorporated †	104,796	5,686,231
		11,242,410
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo VT Small Cap Growth Fund

Portfolio of investments—December 31, 2020

	Shares	Value
Life sciences tools & services: 4.00%
Adaptive Biotechnologies Corporation †	31,431	$ 1,858,515
Codexis Incorporated †	359,567	7,849,348
Neogenomics Incorporated †	137,462	7,400,954
		17,108,817
Pharmaceuticals: 1.78%
Pacira Pharmaceuticals Incorporated †	92,690	5,546,570
Revance Therapeutics Incorporated †	71,800	2,034,812
		7,581,382
Industrials: 13.88%
Aerospace & defense: 2.96%
Kratos Defense & Security Solutions Incorporated †	212,830	5,837,927
Mercury Systems Incorporated †	77,278	6,805,101
		12,643,028
Building products: 0.12%
The AZEK Company Incorporated †	12,973	498,812
Commercial services & supplies: 2.68%
Casella Waste Systems Incorporated Class A †	185,090	11,466,326
Construction & engineering: 0.29%
Construction Partners Incorporated Class A †	42,600	1,240,086
Electrical equipment: 0.52%
Bloom Energy Corporation Class A †	76,900	2,203,954
Machinery: 2.41%
Rexnord Corporation	261,050	10,308,865
Professional services: 2.63%
ASGN Incorporated †	134,541	11,238,206
Road & rail: 1.12%
Marten Transport Limited	35,264	607,599
Saia Incorporated †	23,092	4,175,034
		4,782,633
Trading companies & distributors: 1.15%
SiteOne Landscape Supply Incorporated †	31,070	4,928,634
Information technology: 26.49%
Electronic equipment, instruments & components: 1.90%
Novanta Incorporated †	68,790	8,132,354
IT services: 2.83%
Endava plc Sponsored ADR †	64,634	4,960,660
EVO Payments Incorporated Class A †	224,401	6,061,071
LiveRamp Holdings Incorporated †	14,770	1,081,016
		12,102,747
Semiconductors & semiconductor equipment: 3.66%
Allegro MicroSystems Incorporated †	100,816	2,687,755
Diodes Incorporated †	73,090	5,152,845
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Small Cap Growth Fund  |  13

Portfolio of investments—December 31, 2020

	Shares	Value
Semiconductors & semiconductor equipment (continued)
Semtech Corporation †	86,450	$ 6,232,181
Silicon Laboratories Incorporated †	12,370	1,575,196
		15,647,977
Software: 18.10%
8x8 Incorporated †	68,700	2,368,089
Envestnet Incorporated †	90,251	7,426,755
Everbridge Incorporated †	26,890	4,008,492
Jamf Holding Corporation †	61,058	1,826,855
Mimecast Limited †	69,860	3,970,842
Q2 Holdings Incorporated †	104,196	13,183,920
Rapid7 Incorporated †	144,418	13,020,727
Sprout Social Incorporated Class A †	138,439	6,286,515
SPS Commerce Incorporated †	95,274	10,345,804
Sumo Logic Incorporated †«	122,630	3,504,765
Talend SA ADR †	178,299	6,835,984
Vertex Incorporated Class A †	60,355	2,103,372
Workiva Incorporated †	26,800	2,455,416
		77,337,536
Real estate: 1.58%
Equity REITs: 1.58%
Community Healthcare Trust Incorporated	69,380	3,268,492
QTS Realty Trust Incorporated Class A	56,570	3,500,552
		6,769,044
Utilities: 0.58%
Independent power & renewable electricity producers: 0.58%
Sunnova Energy International Incorporated †	54,724	2,469,694
Total Common stocks (Cost $250,565,537)		427,277,142

		Yield
Short-term investments: 3.23%
Investment companies: 3.23%
Securities Lending Cash Investments LLC ♠∩∞		0.16%	13,231,250	13,231,250
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	555,598	555,598
Total Short-term investments (Cost $13,786,848)				13,786,848
Total investments in securities (Cost $264,352,385)	103.19%			441,063,990
Other assets and liabilities, net	(3.19)			(13,619,832)
Total net assets	100.00%			$ 427,444,158

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo VT Small Cap Growth Fund

Portfolio of investments—December 31, 2020
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$17,154,220	$112,768,399	$(116,692,047)	$ 1,535	$ (857)	$ 13,231,250		13,231,250	$ 71,956#
Wells Fargo Government Money Market Fund Select Class	3,229,069	89,079,408	(91,752,879)	0	0	555,598		555,598	15,289
				$1,535	$(857)	$13,786,848	3.23%		$87,245

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Small Cap Growth Fund  |  15

Statement of assets and liabilities—December 31, 2020

Assets
Investments in unaffiliated securities (including $12,750,308 of securities loaned), at value (cost $250,565,537)	$ 427,277,142
Investments in affiliated securites, at value (cost $13,786,848)	13,786,848
Receivable for investments sold	452,456
Receivable for Fund shares sold	192,797
Receivable for dividends	26,707
Receivable for securities lending income, net	17,916
Prepaid expenses and other assets	26,986
Total assets	441,780,852
Liabilities
Payable upon receipt of securities loaned	13,231,250
Payable for Fund shares redeemed	668,586
Management fee payable	312,310
Distribution fee payable	89,715
Administration fees payable	31,231
Trustees’ fees and expenses payable	3,602
Total liabilities	14,336,694
Total net assets	$427,444,158
Net assets consist of
Paid-in capital	$ 200,922,446
Total distributable earnings	226,521,712
Total net assets	$427,444,158
Computation of net asset value per share
Net assets – Class 1	$ 35,127,886
Shares outstanding – Class 1[1]	2,288,174
Net asset value per share – Class 1	$15.35
Net assets – Class 2	$ 392,316,272
Shares outstanding – Class 2[1]	26,644,978
Net asset value per share – Class 2	$14.72
[1]	The Fund has an unlimited number of authorized shares
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo VT Small Cap Growth Fund

Statement of operations—year ended December 31, 2020

Investment income
Dividends	$ 400,866
Securities lending income from affiliates, net	133,168
Income from affiliated securities	15,289
Total investment income	549,323
Expenses
Management fee	2,541,973
Administration fees
Class 1	20,560
Class 2	233,637
Distribution fee
Class 2	727,135
Custody and accounting fees	35,078
Professional fees	42,194
Shareholder report expenses	41,957
Trustees’ fees and expenses	19,862
Other fees and expenses	12,983
Total expenses	3,675,379
Less: Fee waivers and/or expense reimbursements
Fund-level	(372)
Net expenses	3,675,007
Net investment loss	(3,125,684)
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	53,244,180
Affiliated securities	1,535
Net realized gains on investments	53,245,715
Net change in unrealized gains (losses) on
Unaffiliated securities	109,024,225
Affiliated securities	(857)
Net change in unrealized gains (losses) on investments	109,023,368
Net realized and unrealized gains (losses) on investments	162,269,083
Net increase in net assets resulting from operations	$159,143,399
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Small Cap Growth Fund  |  17

Statement of changes in net assets

	Year ended December 31, 2020		Year ended December 31, 2019
Operations
Net investment loss		$ (3,125,684)		$ (2,708,593)
Net realized gains on investments		53,245,715		18,188,979
Net change in unrealized gains (losses) on investments		109,023,368		48,624,852
Net increase in net assets resulting from operations		159,143,399		64,105,238
Distributions to shareholders from
Net investment income and net realized gains
Class 1		(1,435,682)		(3,689,450)
Class 2		(16,630,208)		(44,225,338)
Total distributions to shareholders		(18,065,890)		(47,914,788)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	604,357	6,902,098	343,664	3,528,410
Class 2	3,286,731	35,875,297	1,600,764	15,682,418
		42,777,395		19,210,828
Reinvestment of distributions
Class 1	131,233	1,435,682	358,896	3,689,450
Class 2	1,582,322	16,630,208	4,458,199	44,225,338
		18,065,890		47,914,788
Payment for shares redeemed
Class 1	(675,964)	(7,532,393)	(523,347)	(5,516,594)
Class 2	(5,426,711)	(59,526,674)	(4,754,197)	(48,055,795)
		(67,059,067)		(53,572,389)
Net increase (decrease) in net assets resulting from capital share transactions		(6,215,782)		13,553,227
Total increase in net assets		134,861,727		29,743,677
Net assets
Beginning of period		292,582,431		262,838,754
End of period		$427,444,158		$292,582,431
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo VT Small Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 1	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.29	$9.66	$10.43	$8.51	$8.70
Net investment loss	(0.09)	(0.07) [1]	(0.05)	(0.04)	(0.01) [1]
Net realized and unrealized gains (losses) on investments	5.80	2.51	0.40	2.24	0.65
Total from investment operations	5.71	2.44	0.35	2.20	0.64
Distributions to shareholders from
Net realized gains	(0.65)	(1.81)	(1.12)	(0.28)	(0.83)
Net asset value, end of period	$15.35	$10.29	$9.66	$10.43	$8.51
Total return[2]	58.09%	25.31%	1.48%	26.14%	8.10%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.93%	0.92%	0.94%	0.94%
Net expenses	0.93%	0.93%	0.92%	0.94%	0.94%
Net investment loss	(0.76)%	(0.69)%	(0.59)%	(0.65)%	(0.10)%
Supplemental data
Portfolio turnover rate	51%	62%	68%	72%	89%
Net assets, end of period (000s omitted)	$35,128	$22,925	$19,801	$22,591	$20,554

[1]	Calculated based upon average shares outstanding
[2]	Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Small Cap Growth Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 2	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.91	$9.38	$10.18	$8.33	$8.56
Net investment loss	(0.11)	(0.09)	(0.09)	(0.09)	(0.03)
Net realized and unrealized gains (losses) on investments	5.57	2.43	0.41	2.22	0.63
Total from investment operations	5.46	2.34	0.32	2.13	0.60
Distributions to shareholders from
Net realized gains	(0.65)	(1.81)	(1.12)	(0.28)	(0.83)
Net asset value, end of period	$14.72	$9.91	$9.38	$10.18	$8.33
Total return[1]	57.78%	24.83%	1.20%	25.86%	7.75%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.18%	1.17%	1.19%	1.19%
Net expenses	1.18%	1.18%	1.17%	1.19%	1.19%
Net investment loss	(1.00)%	(0.95)%	(0.84)%	(0.90)%	(0.35)%
Supplemental data
Portfolio turnover rate	51%	62%	68%	72%	89%
Net assets, end of period (000s omitted)	$392,316	$269,657	$243,038	$238,460	$202,718

[1]	Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo VT Small Cap Growth Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Wells Fargo VT Small Cap Growth Fund  |  21

Notes to financial statements
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2020, the aggregate cost of all investments for federal income tax purposes was $264,629,344 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$177,877,643
Gross unrealized losses	(1,442,997)
Net unrealized gains	$176,434,646
Class allocations
The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22  |  Wells Fargo VT Small Cap Growth Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2020:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 7,095,208	$0	$0	$ 7,095,208
Consumer discretionary	59,668,340	0	0	59,668,340
Consumer staples	16,936,411	0	0	16,936,411
Financials	23,987,998	0	0	23,987,998
Health care	137,819,289	0	0	137,819,289
Industrials	59,310,544	0	0	59,310,544
Information technology	113,220,614	0	0	113,220,614
Real estate	6,769,044	0	0	6,769,044
Utilities	2,469,694	0	0	2,469,694
Short-term investments
Investment companies	13,786,848	0	0	13,786,848
Total assets	$441,063,990	$0	$0	$441,063,990
Additional sector, industry or geographic detail is included in the Portfolio of Investments.
For the year ended December 31, 2020, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $1 billion	0.675
Next $2 billion	0.650
Next $5 billion	0.640
Over $10 billion	0.630
For the year ended December 31, 2020, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Wells Fargo VT Small Cap Growth Fund  |  23

Notes to financial statements
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account services and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through April 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.95% for Class 1 shares and 1.20% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2020 were $159,225,789 and $180,765,517, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$4,559,850	$(4,559,850)	$0
Barclays Capital Incorporated	1,243,538	(1,243,538)	0
Deutsche Bank Securities Incorporated	139,672	(139,672)	0
ING Financial Markets LLC	403,025	(403,025)	0
Morgan Stanley & Company LLC	5,511,113	(5,511,113)	0
National Financial Services LLC	893,110	(893,110)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

24  |  Wells Fargo VT Small Cap Growth Fund

Notes to financial statements
7. BANK BORROWINGS
The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended December 31, 2020, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 were as follows:
	Year ended December 31
	2020	2019
Ordinary income	$ 0	$ 1,567,204
Long-term capital gain	18,065,890	46,347,584
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$5,641,030	$44,446,845	$176,434,646
9. CONCENTRATION RISKS
Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund concentrated its portfolio in investments related to health care and information technology sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
12. SUBSEQUENT EVENT
On February 23, 2021, Wells Fargo announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund’s

Wells Fargo VT Small Cap Growth Fund  |  25

Notes to financial statements
principal underwriter. As part of the transaction, Wells Fargo will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and sub-advisory agreement(s). The Fund’s Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
13. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

26  |  Wells Fargo VT Small Cap Growth Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo VT Small Cap Growth Fund (the Fund), one of the funds constituting Wells Fargo Variable Trust, including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
February 25, 2021

Wells Fargo VT Small Cap Growth Fund  |  27

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $18,065,890 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2020.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-260-5969, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28  |  Wells Fargo VT Small Cap Growth Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo VT Small Cap Growth Fund  |  29

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Wells Fargo VT Small Cap Growth Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  Jeremy DePalma acts as Treasurer of 77 funds in the Fund Complex.
2  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wfam.com.

Wells Fargo VT Small Cap Growth Fund  |  31

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind— including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0121-00269 02-21
AVT7/AR153 12-20

ITEM 2. CODE OF ETHICS

(a) As of the end of the period, covered by the report, Wells Fargo Variable Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Variable Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended December 31, 2020	Fiscal year ended December 31, 2019
Audit fees	$192,340	$188,560
Audit-related fees	—	—
Tax fees (1)	16,910	16,305
All other fees	—	—

	$209,250	$204,865

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of the Wells Fargo Variable Trust; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Multi-Sector Income Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Wells Fargo Multi-Sector Income Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Wells Fargo Multi-Sector Income Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Variable Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that Wells Fargo Variable Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Variable Trust
By: /s/ Andrew Owen

Andrew Owen
President
Date: February 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Variable Trust
By: /s/ Andrew Owen

Andrew Owen
President
Date: February 25, 2021
By: /s/ Jeremy DePalma

Jeremy DePalma
Treasurer
Date: February 25, 2021